                                  SCHEDULE 14C
                                 (RULE 14c-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )


Check the appropriate box:
/ / Preliminary Information Statement     / / Confidential,
                                              for Use of the Commission Only
/X/ Definitive Information Statement          (as permitted by Rule 14c-5(d)(2))

                      FMG RITA RANCH LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14c-5(g).

     / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                                     N/A
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:
                                     N/A
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                                   $450,000
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                   $450,000
--------------------------------------------------------------------------------

     (5) Total Fee Paid:

--------------------------------------------------------------------------------
     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------

---------------
     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                       FMG RITA RANCH LIMITED PARTNERSHIP
                            250 KING OF PRUSSIA ROAD
                        RADNOR, PENNSYLVANIA 19087-5297

                                                                November 9, 1999

Dear Limited Partner:

     FMG Western Region Acquisitions, Inc., general partner (the "General Partner") of FMG Rita Ranch Limited Partnership, a Delaware limited partnership (the "Partnership"), wishes to give you notice that a special meeting of the limited partners of the Partnership (the "Limited Partners") will be held on November 30, 1999 at 10:00 a.m. Eastern Standard Time, at the offices of the General Partner at 250 King of Prussia Road, Radnor, PA 19087-5297 to:

     - Approve the sale of substantially all of the property of the Partnership

     - Authorize the dissolution and liquidation of the Partnership

     Only a majority of the outstanding units of limited partnership (the "Units") is required to approve these proposals. Seventy-five percent (75%) of the Units are owned by Equity Products Corporation, an affiliate of the General Partner ("EPC"). EPC has indicated its intention to vote in favor of the sale of the Partnership's property and the subsequent dissolution and liquidation of the Partnership. AS A RESULT, ASSUMING EPC VOTES IN FAVOR OF THE SALE AND SUBSEQUENT LIQUIDATION AND DISSOLUTION OF THE PARTNERSHIP, NO VOTE ON THE PART OF ANY OTHER LIMITED PARTNER WILL BE NECESSARY TO EFFECTUATE THE SALE AND SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP.

                                          Very truly yours,

                                          FMG WESTERN REGION ACQUISITIONS, INC.
                                          General Partner
                                          FMG Rita Ranch Limited Partnership
                                          Arthur W. Mullin
                                          President

                       FMG RITA RANCH LIMITED PARTNERSHIP
                            ------------------------
                          NOTICE OF SPECIAL MEETING OF
                              THE LIMITED PARTNERS
                            ------------------------

                        TO BE HELD ON NOVEMBER 30, 1999

To the Limited Partners of FMG Rita Ranch Limited Partnership:

     NOTICE IS HEREBY GIVEN by FMG Western Region Acquisitions, Inc., general partner (the "General Partner") of FMG Rita Ranch Limited Partnership, a Delaware limited partnership (the "Partnership") that a special meeting of the limited partners of the Partnership (the "Limited Partners") will be held on November 30, 1999 at 10:00 a.m. Eastern Standard Time, at the offices of the General Partner at 250 King of Prussia Road, Radnor, PA 19087-5297 (the "Special Meeting"), for the following purposes:

     - To consider and vote upon a proposal to approve an Agreement of Sale (as amended by a First Amendment to Agreement of Sale, a Second Amendment to Agreement of Sale and a Third Amendment to Agreement of Sale) (as amended, the "Agreement of Sale") under which substantially all of the property of the Partnership will be sold to Diamond Ventures, Inc., an Arizona corporation (or its assignee) for a consideration of $450,000;

     - To consider and vote upon the dissolution and liquidation of the Partnership; and

     - To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     A copy of the Agreement of Sale appears as Attachment A to, and is described in, the accompanying Information Statement.

     A complete list of Limited Partners entitled to notice of and to vote at the Special Meeting will be available for inspection by Limited Partners at the General Partner's offices, at the address referenced above, during the ten days prior to the Special Meeting.

     Under the Amended and Restated Limited Partnership Agreement of FMG Rita Ranch Limited Partnership dated as of December 7, 1987 (the "Partnership Agreement"), approval of the sale of all or substantially all of the Partnership's property resulting in the subsequent dissolution and liquidation of the Partnership requires the affirmative vote or consent of holders of at least a majority of the units of limited partnership (the "Units") in the Partnership. Only holders of record as of November 5, 1999, the record date established by the General Partner, are entitled to notice of and to vote on the proposals to be presented at the meeting. As of November 5, 1999, 75% of the Units were owned of record by Equity Products Corporation, an affiliate of the General Partner ("EPC"). EPC has indicated its intention to vote in favor of the sale of the Partnership's property pursuant to the Agreement of Sale and the subsequent dissolution and liquidation of the Partnership. AS A RESULT, ASSUMING EPC VOTES IN FAVOR OF THE SALE AND SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP, NO VOTE ON THE PART OF ANY OTHER LIMITED PARTNER WILL BE NECESSARY TO EFFECTUATE THE SALE AND SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUIRED NOT TO SEND US A PROXY.

                                          Very truly yours,

                                          FMG WESTERN REGION ACQUISITIONS, INC.
                                          General Partner
                                          FMG Rita Ranch Limited Partnership

                       FMG RITA RANCH LIMITED PARTNERSHIP
                            ------------------------

                             INFORMATION STATEMENT
                            ------------------------

                    SPECIAL MEETING OF THE LIMITED PARTNERS
                        TO BE HELD ON NOVEMBER 30, 1999

     This Information Statement (the "Information Statement") is being furnished by FMG Western Region Acquisitions, Inc., a Delaware corporation, the general partner (the "General Partner") of FMG Rita Ranch Limited Partnership, a Delaware limited partnership (the "Partnership") in connection with a special meeting of the limited partners of the Partnership (the "Limited Partners") to be held on November 30, 1999 at 10:00 a.m. Eastern Standard Time, at the offices of the General Partner at 250 King of Prussia Road, Radnor, PA 19087-5297 to consider and approve the sale of substantially all of the Partnership's property to Diamond Ventures, Inc., an Arizona corporation (or its assignee) resulting in the subsequent dissolution and liquidation of the Partnership. The sale will be effected pursuant to an Agreement of Sale dated August 10, 1999, as amended by a First Amendment to Agreement of Sale, a Second Amendment to Agreement of Sale and a Third Amendment to Agreement of Sale, all of which are annexed hereto as Attachment A (as so amended, the "Agreement of Sale"). This Information Statement is being sent by certified mail to Limited Partners beginning on or about November 9, 1999.

     Under the Amended and Restated Limited Partnership Agreement of FMG Rita Ranch Limited Partnership, dated as of December 7, 1987, which is annexed hereto as Attachment B (the "Partnership Agreement"), approval of the sale of all or substantially all of the Partnership's property resulting in the subsequent dissolution and liquidation of the Partnership requires the affirmative vote or consent of holders of at least a majority of the units of limited partnership (the "Units"). Only holders of record of Units as of November 5, 1999, the record date established by the General Partner, are entitled to notice of and to vote on the proposals to be presented at the meeting. As of November 5, 1999, approximately 75% of the Units were owned of record by Equity Products Corporation, an affiliate of the General Partner ("EPC"). EPC has indicated its intention to vote in favor of the sale of the Partnership's property pursuant to the Agreement of Sale and the subsequent dissolution and liquidation of the Partnership. AS A RESULT, ASSUMING EPC VOTES IN FAVOR OF THE SALE RESULTING IN THE SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP, NO VOTE ON THE PART OF ANY OTHER LIMITED PARTNER WILL BE NECESSARY TO EFFECTUATE THE SALE AND SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUIRED NOT TO SEND US A PROXY.

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

          The date of this Information Statement is November 9, 1999.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION
  The Special Meeting.......................................    1
HISTORY OF THE PARTNERSHIP..................................    1
  Public Offering...........................................    1
  Purchase of Property......................................    1
  Investment Objectives.....................................    1
  Distributions/Cumulative Annual Return....................    1
THE GENERAL PARTNER.........................................    3
  General...................................................    3
  General Partner's Powers and Right to Sell the Property...    3
  Relationship with Affiliates..............................    3
  Directors and Officers of the General Partner.............    4
  Executive Compensation....................................    5
  Certain Relationships and Related Transactions............    5
THE PROPERTY................................................    6
  Background................................................    6
  Market Conditions.........................................    6
  Valuation/Appraisal.......................................    6
  Marketing of the Property.................................    7
TERMS AND CONDITIONS OF THE PROPOSED SALE...................    7
  Agreement of Sale.........................................    7
  Consideration.............................................    7
  Material Terms and Conditions.............................    7
  Accounting Treatment......................................    8
  Fairness of the Sale......................................    8
DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP..............    8
  Dissolution...............................................    8
  Liquidation...............................................    8
PRIORITY OF DISPOSITION OF PROCEEDS ON LIQUIDATION..........    9
APPRAISAL RIGHTS............................................    9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................    9
FEDERAL INCOME TAX CONSEQUENCES.............................    9
VOTING......................................................   10
  Record Date...............................................   10
  No Vote Required by Other Than EPC........................   10
AVAILABLE INFORMATION.......................................   10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............   10
APPENDIX I: GLOSSARY OF DEFINED TERMS.......................  I-1
ATTACHMENT A     Agreement of Sale
ATTACHMENT B     Partnership Agreement
ATTACHMENT C     Resolutions

                                  INTRODUCTION

THE SPECIAL MEETING

     The Special Meeting will be held on November 30, 1999 at 10:00 a.m. Eastern Standard Time, at the offices of the General Partner at 250 King of Prussia Road, Radnor, PA 19087-5297.

     The purpose of the Special Meeting is:

     - To consider and vote upon a proposal to approve the Agreement of Sale under which substantially all of the property of the Partnership will be sold to Diamond Ventures, Inc. (or its assignee) for a consideration of $450,000 (the "Sale");

     - To consider and vote upon the dissolution and liquidation of the Partnership; and

     - To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     A copy of the full text of the resolutions to be considered and voted upon at the Special Meeting is set forth in Attachment C to this Information Statement. As a result of these actions substantially all of the Partnership's property will be sold pursuant to the Agreement of Sale, and the Partnership will subsequently be dissolved and liquidated.

                           HISTORY OF THE PARTNERSHIP

     The Partnership was formed on January 30, 1987, as a Delaware limited partnership. The term of the Partnership expires on December 31, 2026, or earlier, on the occurrence of certain events, including the sale of all or substantially all of its property.

PUBLIC OFFERING

     The Partnership's public offering of 6,707 units of limited partnership interest (the "Units") commenced on October 29, 1987 and terminated on December 18, 1987. As of the close of the offering, the Partnership had raised $6,281,294 through the sale of 6,707 Units.

PURCHASE OF PROPERTY

     On March 19, 1987, the Partnership acquired approximately 118 acres of unimproved land near Tucson, Arizona for a purchase price of $6,737,970 (the "Property"). This was the only property acquired by the Partnership.

INVESTMENT OBJECTIVES

     The Partnership's primary business objective has been to realize appreciation in the value of the Property by holding the Property for investment and eventual sale to return to the Limited Partners their capital contributions and a 9% Cumulative Annual Return, although there has never been any assurance that this will be attained within the term of the Partnership.

DISTRIBUTIONS/CUMULATIVE ANNUAL RETURN

     As of the date of this Information Statement, there have been no distributions made to Unit holders although distributions would have been made during the Partnership term if all or a portion of the Property had been sold.

     The following table compares the Adjusted Capital Contributions with the original investment objective of achieving a Cumulative Annual Return of 9% per annum.

                       FMG RITA RANCH LIMITED PARTNERSHIP
            ADJUSTED CAPITAL CONTRIBUTIONS/CUMULATIVE ANNUAL RETURN

                                                         1987           1988           1989
                                                      -----------    -----------    -----------
Beginning Adjusted Capital Contributions............  $         0    $ 3,286,000    $ 6,281,294
Distributions Applied to Capital....................            0              0              0
                                                      -----------    -----------    -----------
Ending Adjusted Capital Contributions...............    3,286,000      6,281,294      6,281,294
Beginning Cumulative Annual Return..................            0              0        495,712
Annual Return (9%)..................................            0        495,712        565,316
Distributions Against Cumulative Annual Return......            0              0              0
                                                      -----------    -----------    -----------
Ending Cumulative Annual Return.....................            0        495,712      1,061,028
Adjusted Capital Contributions and Cumulative Annual
  Return............................................    3,286,000      6,777,006      7,342,322

                                                         1990           1991           1992
                                                      -----------    -----------    -----------
Beginning Adjusted Capital Contributions............  $ 6,281,294    $ 6,281,294    $ 6,281,294
Distributions Applied to Capital....................            0              0              0
                                                      -----------    -----------    -----------
Ending Adjusted Capital Contributions...............    6,281,294      6,281,294      6,281,294
Beginning Cumulative Annual Return..................    1,061,028      1,626,344      2,191,660
Annual Return (9%)..................................      565,316        565,316        565,316
Distributions Against Cumulative Return.............            0              0              0
                                                      -----------    -----------    -----------
Ending Cumulative Annual Return.....................    1,626,344      2,191,660      2,756,976
Adjusted Capital Contributions and Cumulative Annual
  Return............................................    7,907,638      8,472,954      9,038,270

                                                         1993           1994           1995
                                                      -----------    -----------    -----------
Beginning Adjusted Capital Contributions............  $ 6,281,294    $ 6,281,294    $ 6,281,294
Distributions Applied to Capital....................            0              0              0
                                                      -----------    -----------    -----------
Ending Adjusted Capital Contributions...............    6,281,294      6,281,294      6,281,294
Beginning Cumulative Annual Return..................    2,756,976      3,322,292      3,887,608
Annual Return (9%)..................................      565,316        565,316        565,316
Distributions Against Cumulative Annual Return......            0              0              0
                                                      -----------    -----------    -----------
Ending Cumulative Annual Return.....................    3,322,292      3,887,608      4,452,924
Adjusted Capital Contributions and Cumulative Annual
  Return............................................    9,603,586     10,168,902     10,734,218

                                                         1996           1997           1998
                                                      -----------    -----------    -----------
Beginning Adjusted Capital Contributions............  $ 6,281,294    $ 6,281,294    $ 6,281,294
Distributions Applied to Capital....................            0              0              0
                                                      -----------    -----------    -----------
Ending Adjusted Capital Contributions...............    6,281,294      6,281,294      6,281,294
Beginning Cumulative Annual Return..................    4,452,924      5,018,240      5,583,556
Annual Return (9%)..................................      565,316        565,316        565,316
Distributions Against Cumulative Annual Return......            0              0              0
                                                      -----------    -----------    -----------
Ending Cumulative Annual Return.....................    5,018,240      5,583,556      6,148,872
Adjusted Capital Contributions and Cumulative Annual
  Return............................................   11,299,534     11,864,850     12,430,166

                                                                9/30/99
                                                              -----------
                                                              (UNAUDITED)
Beginning Adjusted Capital Contributions....................    6,281,294
Distributions Applied to Capital............................            0
                                                              -----------
Ending Adjusted Capital Contributions.......................    6,281,294
Beginning Cumulative Annual Return..........................    6,148,872
Annual Return (9%)..........................................      423,987
Distributions Against Cumulative Annual Return..............            0
                                                              -----------
Ending Cumulative Annual Return.............................    6,572,859
Adjusted Capital Contributions and Cumulative Annual
  Return....................................................   12,854,153

                              THE GENERAL PARTNER

GENERAL

     The General Partner is a Delaware corporation formed for the purpose of acting as the General Partner for the Partnership.

GENERAL PARTNER'S POWERS AND RIGHT TO SELL THE PROPERTY

     The General Partner has broad powers to manage the business and affairs of the Partnership and to sell the Property consistent with its fiduciary duties under the Partnership Agreement. However, pursuant to Section 5.3 (b) of the Partnership Agreement, the General Partner may not sell or dispose of all or substantially all the assets of the Partnership in a single transaction or under a single plan without the consent of a majority in interest of the Limited Partners unless in connection with a liquidation of the Partnership or in the event that the net proceeds of the sale will be sufficient to return the Limited Partners' Adjusted Capital Contributions plus their Unpaid Cumulative Return.

RELATIONSHIP WITH AFFILIATES

     The General Partner is an affiliate of EPC, the holder of record of approximately 75% of the Units. Both the General Partner and EPC are indirect subsidiaries of The Fidelity Mutual Life Insurance Company (In Rehabilitation) ("Fidelity Mutual").

     The following organization chart shows the relationship between Fidelity Mutual, EPC and the General Partner.

                   THE FIDELITY MUTUAL LIFE INSURANCE COMPANY
                              (IN REHABILITATION)

                                   owns 100%

                           FML HOLDINGS COMPANY, INC.

                                   owns 100%

                           FIDELITY ENTERPRISES, INC.

  owns 100%                               owns 100%
  FMG WESTERN REGION ACQUISITIONS, INC.   EQUITY PRODUCTS CORPORATION
  (GENERAL PARTNER OF FMG RITA RANCH      (75% OWNER OF FMG RITA RANCH
  LIMITED PARTNERSHIP)                    LIMITED PARTNERSHIP)

     On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a state-directed rehabilitation (the "Rehabilitation"). The General Partner was immediately advised of the Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts. Management of the General Partner has been kept advised of the status of the Rehabilitation and the potential consequences that might result from the approval of Rehabilitation plans submitted to the court with jurisdiction over the Rehabilitation.

     Fidelity Mutual filed a revised Rehabilitation plan on June 30, 1998 (the "Plan") and the Plan will affect all of Fidelity Mutual's assets, including its ownership of the General Partner and EPC. Although the capital stock of the General Partner and EPC will be subject to the Plan, none of the assets of the Partnership will be subject to the Plan.

     Under the Plan, all of Fidelity Mutual's assets are to be transferred to a stock life insurance company Fidelity Mutual currently owns. The Plan envisions that this company will be 100% owned by another Fidelity Mutual subsidiary. This subsidiary will sell in excess of 50% of its common stock to a non-affiliated investor, with the balance of the ownership interest in the company remaining with the policy holders of Fidelity Mutual. Following the sale of stock, the investor will have management control over such company. If the proposed sale and subsequent dissolution and liquidation of the Partnership does not occur prior to the implementation of the Plan, the General Partner and EPC will be indirect wholly owned subsidiaries of the company controlled by the new investor.

DIRECTORS AND OFFICERS OF THE GENERAL PARTNER

     The Partnership does not have any directors or officers. The General Partner manages and controls the affairs of the Partnership and has responsibility for all aspects of the Partnership's operations. The current executive officers and directors of the General Partner are identified and described below. Officers and directors serve until their successors have been elected.

     Robert R. Harris is a Vice President of the General Partner. Mr. Harris is also an officer and director of various other subsidiaries of Fidelity Mutual. Mr. Harris is Senior Vice President and Chief Financial Officer of Fidelity Mutual. Mr. Harris is also a certified public accountant.

     Arthur W. Mullin is a Director, President and Treasurer of the General Partner. Mr. Mullin is also an officer and director of various other subsidiaries of Fidelity Mutual. Mr. Mullin was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual in June 1993 and served in that capacity until January 31, 1995. He is currently President of KMR Management, Inc., a management advisory firm which provides advice to corporations and institutions regarding corporate, financial and real estate matters. Before joining Fidelity Mutual, Mr. Mullin served as President of KMR Management, Inc. Mr. Mullin received a B.S. in Political Science and a M.S. in Education from St. Joseph's University, Philadelphia, Pennsylvania.

     Robert L. Robinson is a Vice President of the General Partner. Mr. Robinson is also an officer and director of various other subsidiaries of Fidelity Mutual. Mr. Robinson is Senior Vice President -- Operations of Fidelity Mutual. Mr. Robinson received his B.A. in Mathematics from Millersville University and a M.B.A. from Drexel University, Philadelphia, Pennsylvania.

     William S. Taylor is Director and Vice President of the General Partner. Mr. Taylor is also an officer and director of various other subsidiaries of Fidelity Mutual. Mr. Taylor is the Deputy Insurance Commissioner for Liquidations, Rehabilitations and Special Funds for the Commonwealth of Pennsylvania. Mr. Taylor has a bachelor's degree in Economics from Elizabethtown college and a masters degree in Governmental Administration from the University of Pennsylvania.

     Robert Bixler is Secretary of the General Partner. Mr. Bixler is also the Secretary of various other subsidiaries of Fidelity Mutual. Mr. Bixler is Vice President and Investment Counsel of Fidelity Mutual. Mr. Bixler received his A.B. degree in Economics from Temple University, and his J.D. degree from Temple University Law School, Philadelphia, PA. He is a member of the American Bar Association and the Philadelphia Bar Association.

     Margaret Tamasitis is Assistant Secretary of the General Partner. Ms. Tamasitis is also Assistant Secretary of various other subsidiaries. Ms. Tamasitis is a Second Vice President of Fidelity Mutual in the Controller's office and has been with Fidelity Mutual for 28 years. Ms. Tamasitis received her B.S. degree in Accounting from Temple University, Philadelphia, PA.

EXECUTIVE COMPENSATION

     As of the date of this Information Statement, the Partnership did not pay remuneration to any officers of the General Partner. Fees which have been paid or are payable to the General Partner are described under "Certain Relationships and Related Transactions" below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Under the Partnership Agreement, the General Partner is entitled to a management fee. This fee is computed as .2% of the cost of the Property. In 1998, 1997 and 1996, the Partnership was charged an annual management fee of $15,000 by the General Partner. The General Partner anticipates that management fees in 1999 will amount to $8,000. The cumulative amount of such fee may not exceed $128,000, and cumulative fees charged since the inception of the Partnership have amounted to $120,000 as of December 31, 1998. However, if the Partnership's reserves are exhausted by the time of the Sale, any unpaid portion of this fee will be paid, without interest, from the proceeds of the Sale of the Property after the Limited Partners have received distributions equal to their Capital Contributions and Unpaid Cumulative Return.

     Under section 4.2(b) of the Partnership Agreement, the Partners would be entitled to receive distributions in accordance with positive balances in their Capital Accounts, after taking into account all of the Profit and Loss of the Partnership (including from the Sale and subsequent dissolution).

                                  THE PROPERTY

BACKGROUND

     On March 19, 1987, the Partnership acquired the Property for a consideration of $6,737,970. The Partnership still owns the entire Property. The Property consists of approximately 118 acres of unimproved land situated at the southwest corner of Old Vail and Houghton Roads in the Rita Ranch subdivision located in Tucson, Arizona's southeastern outskirts. It is comprised of two contiguous parcels, one of which is approximately 110 acres and is zoned industrial (the "Industrial Parcel") and the other of which is approximately 8 acres and is zoned commercial (the "Commercial Parcel").

     Rita Ranch is a 2,700 acre master planned development of which approximately 1,200 acres are designated for industrial use. Properties within Rita Ranch are subject to conditions, covenants, restrictions and a master-planned layout which affect zoning and land use patterns.

     To date, there are only four improved industrial properties utilizing approximately 50 acres situated within the Rita Ranch community. While Rita Ranch contains predominately residential land uses with areas designated for commercial and industrial development, the majority of the neighborhood is either in use or designated for industrial related purposes and is largely unoccupied.

MARKET CONDITIONS

     Limited commercial growth in the vicinity of the Property to serve residents' staple needs is anticipated for the Rita Ranch area. Significant retail or office demand will likely continue to be served from east side commerce centers until the residential population reaches levels to support pre-leased development. Additionally, the remote location of Rita Ranch, restrictive conditions, covenants, and considerable amounts of available and affordable industrially zoned land throughout metropolitan Tucson has dampened demand for industrial property in the area for many years. Current market conditions indicate that there is still an abundance of land available. This area has plentiful supply of affordable, zoned land ready for development.

VALUATION/APPRAISAL

     The value of the Property was written down both in 1990 and 1992. An appraisal of the Property performed in 1990 indicated a value of $10,000 per acre. As a result, the Partnership wrote down the value of the Property to $1,180,000.

     During 1992, it was the General Partner's view that the absence of sales in the land markets southeast of Tucson during the period 1989-1991 would continue for the following few years, especially since the supply of industrial land greatly exceeded demand. In light of these conditions, management believed that the Property could not be marketed at its previously appraised value of $10,000 per acre and wrote its value down to approximately $3,000 per acre.

     In October 1996, an appraisal was performed on the Property. The appraisal was performed by S.M. Corbett & Associates who has no affiliation with the General Partner or EPC. The methodology of the appraisal was to value the Property by reference to recent sales of comparable properties in the vicinity. Seven comparable sales were selected and analyzed. The appraisal concluded that the visibility of the site from Houghton Road and the location near an entrance to Rita Ranch were both positive features. In addition, the fact that eight acres are zoned commercial at the corner of Old Vail and Houghton Road was advantageous. The Property also provides rail access, but this positive feature was diminished by the topography of the site which would require an estimated 15 foot ballast height and substantial engineering/grading to make rail access feasible.

     The appraisal cited various negative aspects of the Property. Among these were the presence of a gas pipeline easement and the below-grade nature along Houghton Road. Also, site development is subject to restrictions which could lead to significant screening and landscaping costs relevant to most industrial and commercial use.

     The appraiser estimated the "As Is" value of the Property to be $475,000 or approximately $4,000 per acre.

MARKETING OF THE PROPERTY

     In the summer of 1997, the General Partner contacted three real estate brokerage firms and requested marketing proposals for the Property. Two of the three firms responded.

     The first realtor who responded, Grubb & Ellis, recommended an asking price of $1.5 million with an expected sale price of $900,000 to $1.25 million. In valuing the Property, Grubb & Ellis placed a value of $8,500 per acre or $935,000 for the Industrial Parcel. Due to the fact that the Commercial Parcel is zoned for commercial/retail, Grubb & Ellis placed a value on the Commercial Parcel of $1 PSF or $300,000.

     Grubb & Ellis advised that a marketing time of six to nine months should generate interest in the Property.

     The second realtor, CB Commercial, did not recommend an asking price but estimated a sale price in the vicinity of $3000 per acre or $354,000 for both the Industrial Parcel and Commercial Parcel.

     Beginning in 1998, the General Partner listed the Property with Grubb & Ellis. In the event of a sale pursuant to the listing, a commission of 5% will be payable to Grubb & Ellis.

     Through early 1999, three offers were received, ranging from $500,000 to $560,000. The General Partner, on behalf of the Partnership entered into an agreement of sale on December 23, 1998 for $560,000, subject to the buyer's due diligence review. The buyer terminated the agreement because of various Property factors unacceptable to the buyer. After reviewing the Property and after extensive discussions with local real estate brokers, the General Partner believes that the prospects for increases in the market value of the Property continue to be dim. On August 10, 1999, the General Partner, on behalf of the Partnership, entered into the Agreement (hereafter defined) reflecting an original sale price of $500,000.

                   TERMS AND CONDITIONS OF THE PROPOSED SALE

AGREEMENT OF SALE

     The Agreement of Sale regarding the sale of the Property between the Partnership and Diamond Ventures, Inc., an Arizona Corporation ("Diamond") was entered into on August 10, 1999 and was subsequently amended by a First Amendment to Agreement of Sale dated as of September 3, 1999, a Second Amendment to Agreement of Sale dated as of October 4, 1999 and a Third Amendment to Agreement of Sale dated October 12, 1999 (the Agreement of Sale, as so amended, is referred to herein as the "Agreement").

CONSIDERATION

     The Agreement sets forth a sale price for the Property of $450,000. Of that amount, $150,000 is in escrow with the title company handling the transaction. The remaining sale price is due in cash at closing. The original sale price of $500,000 was reduced by $50,000 due to certain factors discovered by Diamond during its due diligence review of the Property and the fact that Diamond could terminate the Agreement as a result of the existence of these factors. Taxes are to be prorated as of closing and the Partnership is to pay the premium for standard coverage for the issuance of a title insurance policy for Diamond.

MATERIAL TERMS AND CONDITIONS

     Diamond had a "due diligence" period under the Agreement whereby it was afforded the opportunity to review, inspect and analyze the Property. This period expired on October 14, 1999. As a result, other than the Partnership's obligations to deliver certain instruments at the closing of the sale, Diamond has no other contingencies under the Agreement to its obligation to purchase the Property. Other than representations expressly made by the Partnership in the Agreement, which representations do not survive after closing, the Partnership is released by Diamond from any claims regarding the Property pursuant to the Agreement.

     The Partnership's obligations under the Agreement are contingent upon approval of the sale of the Property by the Commonwealth Court of Pennsylvania by virtue of the Rehabilitation. The closing under the Agreement is to occur on or before thirty days from the end of the due diligence period. Should the Partnership default under the Agreement, Diamond may terminate the Agreement or enforce the Partnership's obligations by specific performance. Should Diamond default under the Agreement, the Partnership's sole remedy is to retain the $150,000 escrow deposit made by Diamond.

     Grubb & Ellis is to be paid a 5% commission at the closing of the sale.

ACCOUNTING TREATMENT

     The Partnership maintains its accounting records on the accrual basis of accounting. The Property, as land held for sale, is carried on the Partnership's books at the lower of cost or fair value, $350,000 as of December 31, 1998 based upon fair value. A loss will be realized for tax purposes as described below under Federal Income Tax Consequences.

FAIRNESS OF THE SALE

     As discussed above, the Property was appraised at various times since its acquisition. The last appraisal of the Property was conducted in October 1996 and set forth a $475,000 "as is" market value. Of the two real estate brokerage firms responding to the Partnership's request for proposal, one estimated a selling price for the Property of $900,000 to $1,250,000 with a six to nine month marketing period while the other estimated a selling price of $354,000. In 1998, the Property was listed for sale with Grubb & Ellis, the broker estimating the higher selling price. Since that time, three offers were received by the Partnership ranging from $500,000 to $560,000. After entering into an agreement of sale for $560,000 with the buyer, the agreement was terminated by the buyer due to certain unfavorable conditions of the Property. The General Partner, on behalf of the Partnership, subsequently entered into the Agreement with Diamond for an original sale price of $500,000. While subsequently reduced to $450,000, the sale price is consistent with the appraised value of the Property and the only other offers to purchase received by the Partnership.

                 DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP

     Upon the closing of the sale of the Property, and the receipt by the Partnership of the proceeds of sale, the General Partner will proceed to dissolve and liquidate the Partnership.

DISSOLUTION

     Partnership Agreement provides in Section 6.1 that the Partnership shall be dissolved upon the sale, condemnation or other disposition of all or substantially all of the assets of the Partnership and the collection or the disposition of any purchase money obligations received by the Partnership in connection with the disposition of its assets. As the Property constitutes the Partnership's only material asset, the sale will result in the dissolution and liquidation of the Partnership.

LIQUIDATION

     The Partnership Agreement also provides in Section 6.4 that upon a dissolution of the Partnership, the Partnership shall be terminated and liquidated within the meaning of Treasury Section 1.704-1(b)(2)(ii)(g), and its affairs shall be wound up as soon as practicable by the General Partner, or, if there is no General Partner then remaining, by a person designated by the consent of a majority in interest of the Limited Partners. The General Partner intends to dissolve and liquidate the Partnership following the Sale of the Property.

     In winding up the affairs of the Partnership, the General Partner shall liquidate the assets of the Partnership in such manner as the General Partner determines, allowing a reasonable time in order to minimize losses attendant on liquidation. Any Partner may purchase any of the assets at any public or private liquidation sale.

               PRIORITY OF DISPOSITION OF PROCEEDS ON LIQUIDATION

     On dissolution of the Partnership, the Partnership will be liquidated and the proceeds of liquidation will be applied first to the payment of obligations of the Partnership and the expenses of liquidation and to the setting up of any reserves for contingencies which the General Partner may consider necessary. Any remaining proceeds of liquidation and any other funds will then be distributed to the Partners. After such distributions and all allocations of Profit and Loss have been made, the General Partner will be obligated to make a Capital Contribution to the Partnership in an amount equal to the negative amount, if any, of its Capital Account to a maximum of $45,000. Any amount so contributed by the General Partner will be distributed to the Limited Partners in proportion to the then positive balances in their Capital Accounts.

                                APPRAISAL RIGHTS

     Section 17-212 of the Delaware Revised Uniform Limited Partnership Act provides that a partnership agreement may provide for contractual appraisal rights for a partnership interest in a limited partnership held by any class, group of partners, or partnership interests in connection with the amendment of a partnership agreement. Dissenters' rights granted to holders of corporate securities by state statute are not provided to limited partners under the Delaware Revised Uniform Limited Partnership Act. The Partnership Agreement does not provide for contractual appraisal rights in connection with the sale of all or substantially all of the Partnership's property or in the subsequent dissolution and liquidation of the Partnership. Therefore, in the event the proposals for the sale of the Partnership's property and dissolution and liquidation of the Partnership are adopted, Limited Partners who oppose the adoption of such proposals will not have the right to dissent and demand payment in cash for the fair value of their Units.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     No individual director or officer of the General Partner nor such directors or officers as a group, owns any Units. The General Partner owns a general partnership interest which enables it to receive 1% of cash distributions until the Limited Partners have received a return of their Capital Contributions plus cumulative distributions equal to 9% non-compounded Cumulative Annual Return of their Adjusted Capital Contributions as those terms are defined in the Partnership Agreement. Thereafter, the General Partner is entitled to receive a 9% return on any portion of its $600,000 capital contribution and the balance, 80% to the Limited Partners and 20% to the General Partner. To September 30, 1999, the General Partner has made capital contributions of $373,100. The General Partner will share in taxable income to reflect cash distributions, or to the extent there are losses, 1% of such losses.

     In the original public offering of the Units, EPC purchased 5,008.3 Units for $915 per Unit, which amount is net of selling commissions, for an aggregate purchase price of $4,582,560. Units owned by EPC are designated in the Partnership Agreement as General Partnership Units. The General Partnership Units are more fully described in the Partnership Agreement.

     As of the date of this Information Statement, no other person or "group" (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) was known by the Partnership to beneficially own more than five percent of the Units of the Partnership.

NAME AND ADDRESS OF BENEFICIAL OWNER                         UNITS     PERCENT
------------------------------------                         ------    -------
Equity Products Corporation................................  5008.3      75%

                        FEDERAL INCOME TAX CONSEQUENCES

     Upon sale of the Property, the Partnership will realize a long-term capital loss which will be allocated to the Partners in accordance with Article IV of the Partnership Agreement.

                                     VOTING

RECORD DATE

     The General Partner has established the close of business on November 5, 1999 as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting. On that date, the Partnership had issued and outstanding 6,707 Units. No matters other than the proposed sale of substantially all the Partnership's property, the resulting dissolution and liquidation of the Partnership and certain procedural matters may be discussed or voted upon at the Special Meeting. Limited Partners will possess one vote for each Unit eligible to be voted that they hold.

NO VOTE REQUIRED BY OTHER THAN EPC

     Under the Partnership Agreement, approval of the sale of all or substantially all of the Partnership's property resulting in the dissolution and liquidation of the Partnership requires the affirmative vote or consent of holders of at least a majority of the Units. As of November 5, 1999, approximately 75% of the Units were owned of record by EPC. EPC has indicated its intention to vote in favor of the sale of the Partnership's property and the subsequent dissolution and liquidation of the Partnership. AS A RESULT, ASSUMING EPC VOTES IN FAVOR OF THE SALE AND SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP, NO VOTE ON THE PART OF ANY OTHER LIMITED PARTNER WILL BE NECESSARY TO EFFECTUATE THE SALE AND SUBSEQUENT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP.

                             AVAILABLE INFORMATION

     The Partnership is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements, and other information that the Partnership has filed with the Commission may be inspected and copied at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, DC 20549 and at the Commission's regional offices located at Room 3190, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. In addition, such reports, proxy statements, and other information concerning the Partnership may be obtained from the Public Reference Section of the Commission, Washington, DC 20549 at prescribed rates. The Partnership's reports, proxy statements, and other information filed with the Commission may also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005. They are also available through the Commission's Web site at http://www.sec.gov.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Partnership hereby incorporates herein by reference the Financial Information (as hereinafter defined) appearing in: (i) the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998, Commission File No. 0-16601, (ii) the Partnership's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999 and (iii) the Partnership's periodic reports, and amendments, if any, filed with the Commission under the Exchange Act after the date hereof but on or before the date of Special meeting. The Partnership also hereby incorporates herein by reference any current reports filed with the Commission after the date hereof but on or before the Special Meeting. Any statement contained herein or in a document incorporated by reference herein, however, shall be deemed to be modified or superseded for the purposes of this Information Statement to the extent that a statement contained in a subsequently dated document that is considered part of this Information Statement is inconsistent therewith. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The term "Financial Information" shall mean any financial statements, supplementary financial information, and management discussion and analysis of financial condition and results of operations.

     Upon request and without charge, the Partnership will send to any Limited Partner a copy of any document incorporated herein by reference, excluding any exhibits to such document. Any such request should be made to the General Partner at the address or telephone number set forth on the back cover page of this Information Statement. The General Partner will fulfill each such request by mailing the requested document to the requesting Limited Partner by first class mail within one business day after receiving the request. Requests should be made to Margaret M. Tamasitis, Assistant Secretary, FMG Western Region Acquisitions, Inc., 250 King of Prussia Road, Radnor, PA 19087 (610) 964-7234.

                                   APPENDIX I

                           GLOSSARY OF DEFINED TERMS

     "Agreement" or "Agreement of Sale" means the Agreement of Sale between the Partnership and Diamond Ventures, Inc., dated August 10, 1999, as amended by a First Amendment to Agreement of Sale dated as of September 3, 1999, a Second Amendment to Agreement of Sale dated as of October 4, 1999 and a Third Amendment to Agreement of Sale dated as of October 12, 1999.

     "Commission" means the Securities and Exchange Commission.

     "Commercial Parcel" means that portion of the Property of approximately 8 acres which is zoned commercial.

     "Diamond" means Diamond Ventures, Inc., an Arizona corporation.

     "EPC" means Equity Products Corporation, an affiliate of the General
Partner.

     "Exchange Act" means of the Securities and Exchange Act of 1934, as amended.

     "Fidelity Mutual" means The Fidelity Mutual Life Insurance Company (In Rehabilitation).

     "Financial Information" means any financial statements, supplementary financial information, and management discussion and analysis of financial condition and results of operations.

     "General Partner" means FMG Western Region Acquisitions, Inc., a Delaware corporation.

     "Industrial Parcel" means that portion of the Property of approximately 110 acres which is zoned industrial.

     "Information Statement" means this Information Statement.

     "Limited Partners" means the limited partners of the Partnership.

     "Partnership" means FMG Rita Ranch Limited Partnership, a Delaware limited partnership.

     "Partnership Agreement" means the Amended and Restated Limited Partnership Agreement of FMG Rita Ranch Limited Partnership, dated as of December 7, 1987.

     "Plan" means the Rehabilitation plan of Fidelity Mutual.

     "Property" means two contiguous parcels of unimproved land of approximately 118 acres, located at the southwest corner of Old Vail and Houghton Roads in the Rita Ranch subdivision near Tucson, Arizona.

     "Rehabilitation" means the state-directed rehabilitation of Fidelity
Mutual.

     "Sale" means the proposed sale of the Property under the Agreement of Sale to Diamond Ventures, Inc. (or its assignee) for a consideration of $450,000.

     "Units" means the outstanding units of limited partnership interest in the Partnership.

                                  ATTACHMENT A

                        AGREEMENT OF SALE, AS AMENDED BY
                     FIRST AMENDMENT TO AGREEMENT OF SALE,
                     SECOND AMENDMENT TO AGREEMENT OF SALE
                    AND THIRD AMENDMENT TO AGREEMENT OF SALE

                               AGREEMENT OF SALE

                                    BETWEEN

                       FMG RITA RANCH LIMITED PARTNERSHIP
                                  (AS SELLER)

                                      AND

                             DIAMOND VENTURES, INC.
                                 (AS PURCHASER)

                        EFFECTIVE DATE: AUGUST 10, 1999

                                  RELATING TO:

                SALE AND ACQUISITION OF APPROXIMATELY 118 ACRES,
           LOCATED IN THE RITA RANCH SUBDIVISION OF TUCSON, ARIZONA,
                         COMMONLY KNOWN AS "RITA RANCH"

                               AGREEMENT OF SALE

     THIS AGREEMENT OF SALE (this "AGREEMENT") is made and entered into by and between FMG RITA RANCH LIMITED PARTNERSHIP, a Delaware limited partnership ("SELLER"), and DIAMOND VENTURES, INC., an Arizona corporation ("PURCHASER").

                              W I T N E S S E T H:

                                   ARTICLE I

                                    GENERAL

     1.1 Agreement to Sell and Purchase. Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase and accept from Seller, for the Purchase Price (hereinafter defined) and upon and subject to the terms and conditions hereinafter set forth, all of the following described property (hereinafter referred to collectively as the "PROPERTY"):

          (a) Those certain tracts of land (the "LAND") containing approximately 118 acres, located at the southwest corner of Old Vail and Houghton Roads in the Rita Ranch Subdivision of Tucson, Arizona and more particularly described on Exhibit "A" attached hereto; and

          (b) All of the rights and appurtenances pertaining to the Land, including all right, title and interest of Seller in and to adjacent streets, alleys, easements and rights-of-way.

     1.2 Purchase Price. The purchase price (the "PURCHASE PRICE") to be paid for the Property shall be Five Hundred Thousand and No/100 Dollars ($500,000.00), payable in cash at the Closing (hereinafter defined).

     1.3 Escrow Deposit.

     Concurrently with Purchaser's execution and delivery of this Agreement to Seller, and as a condition to Seller's obligations hereunder, Purchaser shall deposit with Stewart Title & Trust of Phoenix, Inc., whose address is 2398 East Camelback Road, Suite 130, Phoenix, Arizona 85016 (Attn: Derek J. Sivley) (the "TITLE COMPANY"), the principal sum of Twenty-Five Thousand and no/100 Dollars ($25,000.00) (the "INITIAL DEPOSIT") as an earnest money deposit to be invested by the Title Company in an interest-bearing account approved by Seller and Purchaser and to be held and disbursed by the Title Company strictly in accordance with the terms and provisions of this Agreement. Unless Purchaser has previously terminated this Agreement pursuant to Section 2.2(c) below before expiration of the Inspection Period, Purchaser shall deposit with the Title Company an additional sum of One Hundred Twenty-Five Thousand and no/100 Dollars ($125,000.00) (the "ADDITIONAL DEPOSIT") as an additional earnest money deposit to be invested by the Title Company in the interest-bearing earnest money account and to be held and disbursed by the Title Company strictly in accordance with the terms and conditions of this Agreement. Seller and Purchaser agree that $10.00 of the Initial Deposit shall immediately become the property of Seller and be considered independent consideration paid by Purchaser to Seller for the rights granted to Purchaser in this Agreement. In the event Purchaser fails to make the Initial Deposit with the Title Company concurrently with the execution and delivery of this Agreement to Seller, or to make the Additional Deposit before expiration of the Inspection Period, Seller shall have the right to terminate this Agreement by written notice to Purchaser. The amount(s) of the Initial Deposit, the Additional Deposit, and all accrued interest thereon, less the $10.00 independent consideration to Seller, are hereinafter referred to as the "ESCROW DEPOSIT." At the end of the Inspection Period, the Escrow Deposit shall be nonrefundable to Purchaser except as otherwise provided in this Agreement. At the Closing (hereinafter defined), the Escrow Deposit shall be applied to the payment of the Purchase Price.

                                   ARTICLE II

                   TITLE COMMITMENT; INSPECTION BY PURCHASER

     2.1 Title Commitment and Survey.

          (a) Within fifteen (15) days after the date of this Agreement, Seller shall cause to be issued and delivered to Purchaser a commitment for title insurance (the "TITLE COMMITMENT") issued by Stewart Title Guaranty Company (the "TITLE INSURER"), accompanied by copies of all recorded documents affecting the Property which are listed as title exceptions in Schedule B of the Title Commitment.

          (b) Within twenty (20) days after its receipt of the Title Commitment and copies of all recorded exceptions to title noted in Schedule B thereof, Purchaser shall give Seller written notice of any objections it may have to the condition of title as set forth in the Title Commitment. If Purchaser fails to give a written notice to Seller of any objections to title within the 20-day period, Purchaser shall be deemed to have waived all objections to title and to have accepted the condition of title as shown in the Title Commitment. In the event Purchaser gives a written notice to Seller of any objections to title within the 20-day period, Seller shall have the right, but not the obligation, to cure Purchaser's objections; provided, however, Seller shall satisfy, at Closing, any liens for a fixed sum which were created by Seller including, without limitation, deed of trust and mortgage liens. In the event Seller is unwilling or unable to cure Purchaser's objections (other than the liens described in the immediately preceding sentence), Seller shall promptly notify Purchaser. Within ten (10) days after receipt of Seller's notice, Purchaser shall either (i) accept title in its current condition, without any adjustment in the Purchase Price, in which event Purchaser's objections shall be deemed to have been waived for all purposes, or (ii) terminate this Agreement by written notice to Seller and the Title Company, in which event the Escrow Deposit shall be immediately paid to Purchaser. If Purchaser fails to terminate this Agreement by written notice to Seller and the Title Company within such 10-day period, Purchaser shall be deemed to have elected to have accepted title in its current condition without any adjustment in the Purchase Price, and Purchaser's objections shall be deemed to have been waived for all purposes. Provided that Purchaser shall have delivered to Seller and to the Title Company within forty-five (45) days of the date of this Agreement an ALTA survey certified by a licensed surveyor acceptable to the Title Company (the "SURVEY"), Purchaser shall have an additional seven (7) days after receipt of any amended Title Commitment, and any documents listed in Schedule B thereto, to give Seller written notice of any title exception(s) not previously listed to which Purchaser objects (including, without limitation, any survey exception added to the Title Commitment by reason of the results of the Survey), and in such event the foregoing provisions of this subparagraph (b) shall govern the treatment of such objection(s). Any items or exceptions to title that are accepted or waived by Purchaser or deemed to have been accepted or waived by Purchaser are hereinafter referred to as the "PERMITTED EXCEPTIONS."

     2.2 Review and Inspection by Purchaser.

          (a) Purchaser shall have the right to inspect the Property for a period of sixty (60) days from the date of this Agreement (this 60-day period being called the "INSPECTION PERIOD"). The costs and expenses of such inspection shall be borne solely by Purchaser, subject to Purchaser's rights under Section 2.3 below.

          (b) Within ten (10) days after the date of this Agreement, Seller shall furnish to Purchaser copies of such information related to the Property as is identified generally by Purchaser in a written request to Seller and as is currently in Seller's possession (the "PROPERTY DOCUMENTS"). To the extent available in Seller's files, the Property Documents shall include all:

             (i) environmental reports;

             (ii) surveys;

             (iii) flood zone maps; and

             (iv) ad valoreum tax statements or assessments for the current year and the preceding two calendar (2) years.

     Subject to the qualification in Section 10.15 below, all information which may be provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of its review shall be treated as confidential information by Purchaser. Except as specifically set forth in Section 7.5, Seller makes and shall make no representations or warranties whatsoever regarding the accuracy of any information prepared by or on behalf of Seller or delivered to Purchaser by Seller or, upon Seller's request, any third party, in connection with this Agreement or the Property. Purchaser shall defend, indemnify and hold Seller harmless from and against any and all liabilities, claims, causes of action, demands, actions, losses, damages, costs or expenses (including, without limitation, attorneys' fees and court costs) incident to, resulting from, or in any way arising out of any entry upon or inspection of the Property by or on behalf of Purchaser.

          (c) If Purchaser is not satisfied with the results of such inspections for any reason whatsoever, in Purchaser's sole and absolute discretion, Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to 5:00 p.m., Arizona time ("LOCAL TIME") on the final day of the Inspection Period, whereupon the Escrow Deposit shall be immediately paid to Purchaser. If Purchaser fails to terminate this Agreement pursuant to this sec.2.2 prior to 5:00 p.m. Local Time on the final day of the Inspection Period, Purchaser shall be deemed to have waived its right under this Section 2.2 to terminate the Agreement during the Inspection Period, and the Escrow Deposit shall be nonrefundable to Purchaser, except as elsewhere specifically set forth herein.

     2.3 Environmental Studies and Soil Tests. Purchaser acknowledges that, prior to the expiration of the Inspection Period, Purchaser will conduct any environmental and soils tests with respect to the Property which Purchaser may deem necessary or advisable and Purchaser shall rely upon such tests in electing whether or not to purchase the Property. In the event any such test performed, or caused to be performed by Purchaser, discloses the presence of any hazardous materials, hazardous wastes or other environmental contamination in violation of applicable environmental laws and in the event the reasonable cost of remediation of such violation(s) would exceed Fifty Thousand Dollars ($50,000), then Seller or Purchaser shall have the right to terminate this Agreement by written notice given to the other party at any time prior to 5:00 p.m., Local Time on the final day of the Inspection Period, whereupon the Escrow Deposit shall be promptly refunded to Purchaser and all obligations hereunder shall terminate, except as otherwise provided herein. As between Seller and Purchaser, Purchaser's acquisition of the Property shall constitute a conclusive presumption that the Property was free and clear of any and all hazardous materials and wastes or other environmental contamination on the Closing Date. Purchaser hereby releases Seller now and forever from any and all causes of action, claims, demands, or liabilities, whether direct or indirect, relating to or arising from the existence of toxic or hazardous wastes or materials of any kind on the Property; arising from any use of the Property; or arising from the violation of any environmental or similar laws with respect to the Property including, without limitation, The Comprehensive Environmental Response, Compensation and Liability Act, as amended by The Superfund Amendments and Reauthorization Act, The Resource Conservation and Recovery Act, and the environmental laws of the State of Arizona; provided, however, that Purchaser does not release Seller from suits or other proceedings brought against Purchaser by third parties or entities unrelated to Purchaser for claims arising out of matters existing prior to Closing or, except as stated in the immediately succeeding sentence, agree to indemnify or hold harmless Seller from any claims, damages or liabilities to any third parties. In addition, Purchaser hereby agrees to indemnify Seller and to hold and defend Seller harmless from and against any and all claims, causes of action, costs, expenses, damages, liabilities or losses asserted against, suffered or incurred by Seller as a result of the use, spill, disposal, manufacture, storage or release of any hazardous or toxic wastes, substances, chemicals or materials by Purchaser or by any of Purchaser's agents or employees on or about the Property. The foregoing indemnification shall include, without limitation, (i) Seller's attorneys' fees and court costs incurred by Seller in connection with any of the foregoing which are awarded by the court and (ii) any costs or expenses assessed against or incurred by Seller in connection with any of the foregoing as a result of any removal or remedial obligations imposed upon Seller with respect to the Property under any environmental laws. The indemnifications contained in this Section 2.3 shall survive the

Closing or the termination of this Agreement, as applicable. If Seller terminates this Agreement pursuant to this Section 2.3, upon Purchaser's delivery to Seller of all appraisals, engineering, environmental and property reports, the Survey and all other due diligence information obtained by Purchaser from unrelated third parties, Seller shall reimburse Purchaser for its verified out-of-pocket expenses to obtain these items up to Five Thousand Dollars ($5,000).

                                  ARTICLE III

                   NO REPRESENTATIONS OR WARRANTIES BY SELLER

     PURCHASER IS ACQUIRING THE PROPERTY "AS IS" WITH ALL FAULTS AND DEFECTS, AND PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY SET FORTH IN
ARTICLE VII, AND SUBJECT TO THE LIMITATIONS OF SECTION 6.2 BELOW, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, OR THE PRESENCE OR ABSENCE OF ANY POLLUTANT, HAZARDOUS WASTE, GAS OR SUBSTANCE OR SOLID WASTE ON OR ABOUT THE PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY INTEND TO CONDUCT THEREON, (D) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR BODY HAVING JURISDICTION INCLUDING, WITHOUT LIMITATION, ALL APPLICABLE ZONING LAWS, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER RELATED TO OR CONCERNING THE PROPERTY; AND EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE VII, AND SUBJECT TO THE LIMITATIONS OF SECTION 6.2 BELOW, PURCHASER SHALL NOT SEEK RECOURSE AGAINST SELLER ON ACCOUNT OF ANY LOSS, COST OR EXPENSE SUFFERED OR INCURRED BY PURCHASER WITH REGARD TO ANY OF THE MATTERS DESCRIBED IN CLAUSES (A) THROUGH (F) ABOVE. EXCEPT AS SPECIFICALLY SET FORTH IN
ARTICLE VII, PURCHASER ACKNOWLEDGES THAT PURCHASER, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER. PURCHASER FURTHER ACKNOWLEDGES THAT NO INDEPENDENT INVESTIGATION OR VERIFICATION HAS BEEN OR WILL BE MADE BY SELLER WITH RESPECT TO ANY INFORMATION SUPPLIED BY OR ON BEHALF OF SELLER CONCERNING THE PROPERTY, AND EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE VII, SELLER MAKES NO REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, IT BEING INTENDED BY THE PARTIES THAT PURCHASER SHALL VERIFY THE ACCURACY AND COMPLETENESS OF SUCH INFORMATION. PURCHASER ACKNOWLEDGES THAT THE DISCLAIMERS, AGREEMENTS AND OTHER STATEMENTS SET FORTH IN THIS ARTICLE III ARE AN INTEGRAL PORTION OF THIS AGREEMENT AND THAT SELLER WOULD NOT AGREE TO SELL THE PROPERTY TO PURCHASER FOR THE PURCHASE PRICE WITHOUT THE DISCLAIMERS, AGREEMENTS AND OTHER STATEMENTS SET FORTH IN THIS ARTICLE III.

                                   ARTICLE IV

                                  THE CLOSING

     4.1 The Closing Date. Subject to the provisions of Section 8.1 and 8.2 below, the consummation of the transactions contemplated by this Agreement (the "CLOSING") shall take place in the offices of the Title Company, at or before 1:00 p.m., Local Time on or before thirty (30) days after the last day of the Inspection Period (the "CLOSING DATE").

     4.2 Seller's Obligations at the Closing. Subject to the terms and conditions hereof and contemporaneously with the performance by Purchaser of its obligations set forth in sec.4.3 below, Seller shall deliver or cause to be delivered to the Title Company for the benefit of Purchaser the following items at the Closing:

          (a) A special warranty deed (the "Deed") executed by Seller, conveying the Property to Purchaser subject to the Permitted Exceptions, in the form of the Deed attached hereto as Exhibit "B", together with an Affidavit of Property Value as required by Arizona law (the "AFFIDAVIT OF VALUE");

          (b) A certificate of nonforeign status (the "Certificate of Nonforeign Status"), executed by Seller, in the form of the Certificate of Nonforeign Status attached hereto as Exhibit "C";

          (c) An ALTA Extended Coverage Owner's Policy of Title Insurance (the "Owner's Title Policy") issued by the Title Insurer, insuring good and indefeasible fee simple title to the Property in Purchaser in a face amount equal to the Purchase Price, including an endorsement deleting the so-called "creditor's rights exclusion", and containing no exceptions other than standard printed exceptions and the Permitted Exceptions. Purchaser shall be solely responsible for the cost of the Survey and for satisfying any survey requirements of the Title Insurer in connection with the issuance of the Owner's Title Policy and shall bear any expenses for the Owner's Title Policy in excess of the charges for a standard owner's policy, provided that Purchaser's failure to do so shall not be deemed a default hereunder, but shall instead be deemed Purchaser's election to accept a standard coverage owner's title policy instead of an ALTA extended coverage policy.); and

          (d) Such other documents, instruments and matters that may be reasonably requested by the Title Company in connection with the Closing.

     The Title Company's delivery of an ALTA extended coverage policy or a standard coverage policy, as described in Section 4.2(c), shall be a condition precedent to Purchaser's obligation to close escrow hereunder.

     4.3 Purchaser's Obligations at the Closing. Purchaser shall deliver or cause to be delivered to the Title Company for the benefit of Seller the following items at the Closing:

          (a) The Purchase Price (less the amount of the Escrow Deposit) by wire transfer of immediately available U.S. funds;

          (b) The Affidavit of Value; and

          (c) Such other documents, instruments and matters that may be reasonably requested by the Title Company in connection with the Closing.

     4.4 Closing Costs. Seller shall pay that portion of the premium attributable to standard coverage for the issuance of the Owner's Title Policy, the cost of recording the Deed and one-half of the escrow fees of the Title Company. The Purchaser shall pay any incremental cost of any extended coverage policy of owner's title insurance, one-half of the escrow fees and, except as provided in Section 2.3, all costs of any appraisal and any engineering, environmental or property inspections, tests or reports which Purchaser orders. Attorneys' fees incurred by Seller and Purchaser in connection with this transaction shall be paid by the party incurring the same.

     4.5 Prorations. Ad valorem taxes relating to the Property for the calendar year in which the Closing Date occurs shall be prorated between Seller and Purchaser as of the Closing Date. If the ad valorem taxes for such calendar year have not been determined on the Closing Date, the proration thereof shall be based upon the ad valorem taxes assessed against the Property for the calendar year immediately preceding the calendar year in which the Closing Date occurs, but such proration thereof shall be final on the Closing Date. Any assessments that become payable after the Closing Date (other than owner's association assessments, which shall be prorated as of the Closing Date), including any assessments for prior years due to a change in land usage or ownership ("roll-back taxes"), shall be paid solely by Purchaser. The provisions of this sec.4.5 shall survive the Closing.

                                   ARTICLE V

                       CONDEMNATION PRIOR TO THE CLOSING

     Seller agrees to give Purchaser prompt notice of any actual or threatened taking or condemnation of all or any portion of the Property. If, prior to the Closing, there shall occur the taking or condemnation of all or any portion of the Property as would materially interfere with the use thereof; then, and in any such event, Purchaser may at its option terminate this Agreement by written notice delivered to Seller within 10 days after it has received the notice referred to above or at the Closing, whichever is earlier. If Purchaser fails to terminate this Agreement within the required period, then the Closing shall take place as provided herein without abatement of the Purchase Price, and all interest of Seller in and to the condemnation awards which may have been paid to Seller, or that may be payable or due to Seller on account of such occurrence, shall be assigned to Purchaser at the Closing.

                                   ARTICLE VI

            PROVISIONS WITH RESPECT TO FAILURE OF TITLE AND DEFAULT

     6.1 Failure of Title. In the event Seller is unable to convey title to the Property on the Closing Date in accordance with the provisions of this Agreement, and such inability is not due to the rights of persons claiming by, through or under Seller, Seller shall, on or before the Closing Date, give notice of such inability (and the nature thereof) to Purchaser, and Purchaser may either (i) accept such title as Seller can convey, without any reduction of the Purchase Price, or (ii) terminate this Agreement by written notice given to Seller and the Title Company on or before the Closing Date, in which event the Escrow Deposit shall be immediately paid to Purchaser and neither party shall have any further rights or obligations hereunder except as otherwise provided in this Agreement.

     6.2 Default by Seller. In the event Seller shall default in any of its material obligations under this Agreement, Purchaser may, as its sole and exclusive remedies, either (i) terminate this Agreement by written notice to Seller and the Title Company, in which event the Escrow Deposit shall be immediately paid to Purchaser or (ii) enforce specific performance of this Agreement, as long as any such suit is commenced within sixty (60) days after Seller's default. In no event shall Seller be liable to Purchaser for any actual, punitive, speculative, consequential or other damages or to perform any act with respect to the Property other than as specifically provided in this Agreement.

     6.3 Default by Purchaser. In the event Purchaser shall default in any of its material obligations under this Agreement, Seller may, as its sole and exclusive remedy for such breach, terminate this Agreement by written notice to Purchaser and the Title Company and, upon any such termination, the Title Company shall immediately deliver the Escrow Deposit (or so much thereof as has then been deposited into escrow) to Seller, such sum being agreed upon as the parties' best estimate of Seller's damages resulting from Purchaser's default, but not as a penalty. In the event Purchaser takes any action to interfere with Seller's right to receive and retain the Escrow Deposit following any default by Purchaser hereunder and Seller is not then in default, then Purchaser shall be liable for all attorneys' fees and other costs and expenses which Seller may incur in connection therewith and which are awarded by the court.

                                  ARTICLE VII

                    SELLER'S REPRESENTATIONS AND WARRANTIES

     Seller represents and warrants to Purchaser as of the date of this Agreement, and on the Closing Date shall be deemed to represent and warrant, as follows:

          7.1 Full Power and Authority. Seller is a limited partnership duly authorized and validly existing under the laws of the State of Delaware, Seller has the full power and authority to execute and deliver this Agreement and, subject to any terms, conditions or limitations otherwise contained in this Agreement, at the Closing, shall have the full power to perform and carry out all covenants and obligations to be performed and carried out by Seller hereunder.

          7.2 No Approval by Governmental Authority.  Except as set forth in
     Article VIII, no consent, approval, authorization, registration, qualification, designation, declaration or filing with any governmental authority is required in connection with the execution, delivery and performance of this Agreement by Seller.

          7.3 No Lawsuits. Except for the rehabilitation proceedings described in Section 8.1 below, there are no actions, suits, proceedings or investigations pending, or to Seller's actual knowledge, threatened, by any person or entity with respect to or in any manner affecting Seller's ownership of the Property or otherwise affecting any portion thereof which could become a cloud on the title to the Property or question the validity or enforceability of the transaction contemplated herein.

          7.4 No Leases. There will be no tenancies or other rights of parties in possession (other than those of Seller) affecting all or any portion of the Property on the Closing Date.

          7.5 Property Documents. To Seller's actual knowledge, none of the Property Documents made available, or to be made available, to Purchaser are incorrect or misleading in any material respect. Seller shall not, with actual knowledge, withhold any of the information or documentation described in Section 2.2(b) as the Property Documents. Seller shall disclose to Purchaser as soon as reasonably possible any and all errors, omissions or other inaccuracies contained within the Property Documents, to the extent Seller gains actual knowledge of the same.

          7.6 Notices of Violation. To Seller's actual knowledge, Seller has not received notice that the Property or any operation conducted thereon is or was at any time in violation of any law, rule, ordinance or regulation, and Seller has no actual knowledge of any such violation.

     At anytime the phrase "Seller's actual knowledge" or its reasonable equivalent is used in this Article VII or elsewhere in this Agreement , such knowledge shall mean the personal knowledge of Valerie A. Ferry, who the Seller covenants is, and has been for the past approximately six (6) years, the Seller's asset manager having direct responsibility for the Property, without any investigation of the matter having been made by Ms. Ferry.

     The Seller's representations and warranties contained in this Article VII shall be a condition precedent to Purchaser's performance of its obligations under this Agreement, however, Seller's representations and warranties shall NOT survive the Closing or Seller's delivery of any deed to the Property.

                                  ARTICLE VIII

                               REQUIRED APPROVALS

     8.1 Insurance Rehabilitation Court Approval. Seller's obligations under this Agreement are conditioned upon receipt of an order approving this Agreement and the sale of the Property from the Commonwealth Court of Pennsylvania (the "COURT") in the matter of M. Diane Koken, Insurance Commissioner of the Commonwealth of Pennsylvania v. Fidelity Mutual Life Insurance Company, Cause No.389 MD 1992, in which the Court issued its Order placing The Fidelity Mutual Life Insurance Company (an indirect parent of the Seller's general partner and of its majority limited partner) in Rehabilitation under the Insurance Department Act of 1921, as amended.

     If such an order of approval has not been obtained within five (5) days prior to the Closing Date, Seller shall have the right, by written notice given to the Title Company and Purchaser, to extend the Closing Date for an additional period not to exceed fifteen (15) days. If, at the expiration of such extension period, the approval order has not been issued, Seller or Purchaser may cancel this transaction by written notice to the other party and the Title Company, in which case Title Company shall immediately deliver the Escrow Deposit to Purchaser, and neither party shall have any liability to the other except as set forth in this Agreement. Following the date of this Agreement, Seller shall use reasonably diligent efforts to obtain the approval order Seller shall notify Purchaser within three (3) days following issuance of the approval order (or any order disapproving this Agreement and the sale of the Property) and shall provide Purchaser and the Title Company with a copy of the same.

     8.2 Approval of Seller's Limited Partners. Seller's obligations under this Agreement are conditioned upon its receipt of the written approval of this Agreement and the sale of the Property by a majority in interest of the Seller's limited partners. Seller represents and warrants to Purchaser that Seller has obtained the written approval of this Agreement and the sale of the Property from Equity Products Corp., a Delaware corporation, which is an affiliate of Seller's general partner and which Seller covenants owns the majority in interest of the units of limited partnership issued by Seller and required for such approvals. Seller agrees to advise its unaffiliated limited partners of this Agreement and the proposed sale of the Property.

     8.3 Securities and Exchange Commission ("SECA") Filing. Purchaser acknowledges that Seller is a registered, reporting entity under the Securities and Exchange Act of 1934 (the "34 ACT") and the proxy rules issued thereunder. Seller is obligated by the proxy rules of the Securities and Exchange Commission (the "SEC") to file an Information Statement with the SEC and, after expiration of a ten (10) day waiting period, to furnish a copy of the Information Statement to Seller's limited partners. Seller agrees to file an Information Statement with the SEC within five (5) days following expiration of the Inspection Period and to furnish a copy of it to Seller's limited partners, Purchaser and the Title Company. Seller's obligations under this Agreement are conditioned upon expiration of the SEC's ten (10) day waiting period, without any objection to the Information Statement being filed with SEC. In the event an objection to the Information Statement is filed within such ten (10) day waiting period, Seller shall immediately notify Purchaser and the Title Company, in which case Purchaser shall have the right at anytime prior to the Closing to terminate this Agreement by written notice to Seller and the Title Company and receive immediate payment of the Escrow Deposit.

                                   ARTICLE IX

                          INDEMNIFICATION BY PURCHASER

     Purchaser hereby agrees to indemnify, protect, defend, and hold Seller harmless from and against any and all debts, duties, obligations, liabilities, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and court costs) in any way relating to, connected with or arising out of the Property or the ownership, construction, leasing, use, operation, maintenance and management thereof, if attributable to the tortious or unlawful conduct of Purchaser or any of Purchaser's agents or employees, whether arising from an occurrence before or after the Closing Date. The indemnifications contained in this Article IX shall survive the Closing.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Notices. Any notice to be given or to be served upon any party hereto in connection with this Agreement must be in writing, and shall be given by certified or registered mail, facsimile transmission ("fax") or express courier and shall be deemed to have been given and received 24 hours after a certified or registered letter or express courier package containing such notice, properly addressed, with postage prepaid, is deposited in the United States mail or deposited with the express courier. Any notice served by fax shall be deemed to have been given and received only when a facsimile machine confirmation of the delivery of such fax has been received by the sender. Any party hereto may, at any time by giving ten (10) days' written notice to the other party hereto, designate any other address in substitution of the foregoing address to which such notice shall be given. All notices shall be given to the parties hereto at the following addresses:

If to Seller, to:       James W. Kelican, Jr.
                        FMG Rita Ranch Limited Partnership
                        250 King of Prussia Road
                        Radnor, Pennsylvania 19087
                        Telephone: (610) 964-7273
                        Fax: (610) 964-7269

with a copy to:         Robert Bixler, Esquire
                        250 King of Prussia Road
                        Radnor, Pennsylvania 19087
                        Telephone: (610) 964-7146
                        Fax: (610) 964-7407

If to Purchaser, to:    David Goldstein, President
                        Diamond Ventures, Inc.
                        2200 East River Road, Suite 115
                        Tucson, AZ 85718-6586
                        Telephone: (520) 577-0200
                        Fax: (520) 299-5602

with a copy to:         Lewis D. Schorr, Esquire
                        Lewis and Roca LLP
                        One South Church Avenue
                        Suite 700
                        Tucson, Arizona 85701-1621
                        Telephone: (520) 629-4417
                        Fax: (520) 622-3088

If to Title Co.:        Stewart Title & Trust of Phoenix, Inc.
                        2398 East Camelback Road, Suite 130
                        Phoenix, AZ 85016
                        Telephone: (602) 508-8370
                        Fax: (602) 508-8375
                        Attn: Derek J. Sivley

     10.2 Brokerage Fees and Commissions. Neither Seller nor Purchaser has contacted any real estate broker, agent, finder or similar person in connection with the negotiation and execution of this Agreement, the transactions contemplated hereby or the sale and purchase of the Property, except Grubb & Ellis ("Broker"). If, but only if, the Closing occurs, Seller agrees to pay Broker a real estate sales commission pursuant to an agreement between Seller and Broker; provided, however, that no brokerage fee shall be due if the Closing fails to occur for any reason, including, without limitation, the termination of this Agreement by Seller or Purchaser, the default by Seller or Purchaser or the failure of title. To the actual knowledge of Seller and Purchaser, no other Acquisition Fees (as hereinafter defined) have been paid or are due and owing to any other person or entity, other than to Broker. As used herein "Acquisition Fees" shall mean all fees paid to any person or entity in connection with the selection and purchase of the Property, including real estate commissions, selection fees, nonrecurring management and start-up fees, development fees, and any other fees of a similar nature. It is agreed that if any claims for Acquisition Fees are ever made against Seller or Purchaser in connection with the transactions contemplated by this Agreement, all such claims shall be the responsibility of the party whose commitments form the basis of such claims. Seller and Purchaser each agree to indemnify and hold harmless the other from and against any and all liabilities, claims, demands or actions for or with respect to Acquisition Fees asserted by any person, firm or corporation in connection with this Agreement or the transactions contemplated hereby, and any court costs, attorneys' fees or other costs and expenses arising therefrom, insofar as any such liabilities, claims, demands or actions are based upon a contract or commitment of the indemnifying party. This indemnification provision shall survive the Closing or the termination of this Agreement, as applicable. Purchaser represents and warrants to Seller that no portion of the commission described herein will be paid to Purchaser or any person or entity affiliated with or related to Purchaser. Purchaser hereby discloses to Seller that certain of Purchaser's principals, officers, employees and/or affiliates may be Arizona licensed real estate salespersons or brokers.

     10.3 Entire Agreement. This Agreement embodies and constitutes the entire understanding between the parties hereto with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement.

     10.4 Modification. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except as provided herein or by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

     10.5 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

     10.6 Headings. Descriptive headings are used in this Agreement for convenience only and shall not control, limit, amplify or otherwise modify or affect the meaning or construction of any provision of this Agreement.

     10.7 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     10.8 Assignment of Agreement and Conveyance of Land. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assign. Purchaser may assign all of its rights under this Agreement to a single assignee without the prior written consent of Seller, provided that: (i) Purchaser gives written notice of the assignment to Seller not less than ten (10) days prior to the Closing Date; (ii) that Purchaser's rights in this Agreement may not be further assigned; and (iii) no assignment shall relieve Purchaser of its obligations under this Agreement.

     10.9 Survival of Indemnification Provisions. All indemnification provisions contained herein by Purchaser for the benefit of Seller shall survive the Closing or any termination of this Agreement by Seller or Purchaser.

     10.10 Time of Essence. Time is of the essence of this Agreement and of each covenant and agreement that is to be performed at a particular time or within a particular period of time. However, if the final date of any period or the Closing Date falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Arizona, then the time of such period or the Closing Date, as the case may be, shall be extended to the next date which is not a Saturday, Sunday or legal holiday.

     10.11 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement.

     10.12 Attorneys' Fees. If either party defaults in its obligations hereunder and an action is brought to enforce the same, the prevailing party shall pay the reasonable attorneys' fees incurred by the other party in order to enforce its rights hereunder, as awarded by the court.

     10.13 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     10.14 Exhibits. The following exhibits are attached to this Agreement, are incorporated into this Agreement and are made a part hereof for all purposes:

          (a) Exhibit "A" -- The Land

          (b) Exhibit "B" -- The Deed

          (c) Exhibit "C" -- The Certificate of Nonforeign Status

     10.15 Confidentiality. Unless and until the Closing occurs, Purchaser shall not disclose the terms, provisions and conditions of this Agreement to any person or entity without the prior written consent of Seller, unless compelled to do so by an order of a court or governmental authority with jurisdiction.

     10.16 Zoning, Etc. Purchaser shall not attempt to obtain any zoning change, modification or variance for the Property or any part thereof at any time prior to Closing without Seller's prior written consent.

     10.17 Construction. All of the terms and provisions of this Agreement have been negotiated by Seller and Purchaser with the assistance of their respective legal counsel. Therefore, it is the intent of Seller and Purchaser that this Agreement not be construed for or against either of the parties hereto, and that neither of the parties hereto be deemed the draftsmen of this Agreement.

     10.18 Additional Acts. In addition to the acts to be performed by Seller and Purchaser as provided in this Agreement, Seller and Purchaser shall perform, execute and deliver or cause to be performed, executed and delivered at the Closing or thereafter any and all further acts, deeds and assurances as the other party or the Title Company may reasonably request to consummate or evidence the consummation of the transactions contemplated herein.

     10.19 Termination for Failure of Purchaser to Sign. This Agreement shall be null and void, and Seller shall have no liability thereunder, unless Purchaser shall have indicated its assent to the terms hereof by execution and delivery of this Agreement to Seller and delivery of the Initial Deposit to Title Company on or before 5:00 p.m., Local Time, on August 10, 1999.

     IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement on the dates set forth below their signatures, with the intent that their execution shall be effective as of the date set forth on the cover page hereof.

                                          SELLER:

                                          FMG RITA RANCH LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By: FMG Western Region Acquisitions,
                                              Inc.,
                                            General Partner

                                            By:
                                            Its:
                                            Date of Execution:

                                          PURCHASER:

                                          DIAMOND VENTURES, INC.,
                                          an Arizona Corporation

                                          By:
                                          Its:
                                          Date of Execution:

               ACKNOWLEDGMENT AND AGREEMENT BY THE TITLE COMPANY

     The Title Company hereby acknowledges receipt of a fully executed copy of this Agreement (or individual counterparts thereof executed by Seller and Purchaser) and the principal sum of $25,000 referred to in sec.1.3 of this Agreement on August 10, 1999, and agrees to accept, hold, deliver and disburse the Escrow Deposit strictly in accordance with the terms and provisions of this Agreement and without the necessity of any further consent or instruction by Seller or Purchaser. The Title Company hereby accepts the responsibilities of a "Reporting Person" pursuant to Section 6045 of the Internal Revenue Code and the regulations thereunder.

                                          STEWART TITLE & TRUST OF PHOENIX, INC.

                                          By:
                                            Name:
                                            Title:

Address:    2398 East Camelback Road, Suite 130, Phoenix, AZ 85016-9010
Telephone:  (602) 508-8370
Telecopy:   (602) 508-8375
Escrow#:    99180279

                                  EXHIBIT "A"

                              PROPERTY DESCRIPTION

PARCEL 1 (KK EAST -- RITA RANCH)

     All that portion of land situated in Sections 26 and 35, Township 15 South, Range 15 East, Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:

     BEGINNING at a point on the North line of said Section 35, from which the Northeast corner of said section bears South 89 degrees 40' 59" East, a distance of 1942.31 feet; said point being the "point of beginning";

     Thence South 67 degrees 06' 18" East along the Southerly right-of-way line of Old Vail Road as recorded in Book 40 on Page 45 of Maps and Plats, a distance of 1118.00 feet;

     Thence South 00 degrees 04' 33" West, a distance of 578.73 feet;

     Thence South 89 degrees 55' 27" East, a distance of 836.90 feet to a point on the west right-of-way line of Houghton Road as recorded in Book 7, at Page 76 of Road Maps Records of Pima County;

     Thence South 00 degrees 04' 12" West along said right-of-way line a distance of 1637.51 feet to a point being 75.00 feet west of the east one-quarter corner of said Section 35;

     Thence South 00 degrees 04' 12" West along said Houghton Road right-of-way line a distance of 245.81 feet to a point on the Northerly right-of-way line of the Southern Pacific Railroad right-of-way line as shown on BLM Railroad Right-of-Way Map (Phoenix 015584);

     Thence North 56 degrees 27' 43" West along said railroad right-of-way line a distance of 3791.37 feet;

     Thence departing said right-of-way line North 22 degrees 52' 44" East a distance of 876.30 feet to a point on the South line of said Section 26 from which the South one-quarter corner bears South 89 degrees 58' 11" East a distance of 252.38 feet;

     Thence continue North 22 degrees 52' 44" East a distance of 368.36 feet to a point on the Southerly right-of-way line of said Old Vail Road;

     Thence South 67 degrees 06' 18" East a distance of 882.00 feet to the POINT OF BEGINNING.

     Said parcel contains 110.413 acres.

PARCEL 2 (NN -- RITA RANCH):

     All that certain real portion of land situated in the Northeast quarter of
Section 35, Township 15 South, Ranch 15 East, Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:

     Beginning at the Northeast corner of said Section 35,

     Thence South 00 degrees 04' 12" West along the East line of said section, a distance of 713.79 feet, said East line also being the centerline of Houghton Road as recorded in Book 7 of Road Maps at Page 76;

     Thence departing said East line North 89 degrees 55' 48" West, a distance of 75.00 feet to a point on the west right-of-way line of said Houghton Road, said point also being the POINT OF BEGINNING;

     Thence South 00 degrees 04' 12" West along said right-of-way line a distance of 290.35 feet;

     Thence departing said right-of-way line North 89 degrees 55' 27" West, a distance of 836.90 feet;

     Thence North 00 degrees 04' 33" East a distance of 578.73 feet to a point on the Southerly right-of-way line of Old Vail Road as recorded in Book 40 on Page 45 of Maps and Plats;

     Thence South 67 degrees 06' 18" East along said right-of-way line a distance of 545.52 feet to a point of tangent curvature to the left having a radius of 999.93 feet;

     Thence Southeasterly along the arc of said curved right-of-way line a distance of 344.47 feet through a central angle of 19 degrees 44' 17" to the POINT OF BEGINNING.

     Said parcel contains 7.903 acres.

                                  EXHIBIT "B"

GRANTEE'S ADDRESS:

Diamond Ventures, Inc.
Attn: David Goldstein, President
2200 East River Road
Tucson, AZ 85718-6586

                             SPECIAL WARRANTY DEED

THE STATE OF ARIZONA        D
COUNTY OF PIMA               C         KNOW ALL MEN BY THESE PRESENTS:

     FMG RITA RANCH LIMITED PARTNERSHIP, a Delaware limited partnership, ("GRANTOR"), in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS and other good and valuable consideration in hand paid by DIAMOND VENTURES, INC., an Arizona corporation ("GRANTEE"), the receipt and sufficiency of which are hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD AND CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY unto Grantee, all of Grantor's right, title and interest in and to the real property located in Tucson, Arizona which is more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with all and singular, all of Grantor's right, title and interest in and to all rights, benefits, privileges, easements, and appurtenances thereon and pertaining thereto, including all of Grantor's right, title and interest in and to any adjacent streets, roads, alleys, easements and rights-of-way ("PROPERTY"), subject to, however, those exceptions and encumbrances set forth on Exhibit "B" attached hereto and made a part hereof for all purposes (the "PERMITTED EXCEPTIONS").

     TO HAVE AND TO HOLD the Property unto Grantee, its successors and assigns FOREVER, and Grantor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property, subject to the Permitted Exceptions, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

     GRANTEE IS ACQUIRING THE PROPERTY "AS IS" WITH ALL FAULTS AND DEFECTS. GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, OR THE PRESENCE OR ABSENCE OF ANY POLLUTANT, HAZARDOUS WASTE, GAS OR SUBSTANCE OR SOLID WASTE ON OR ABOUT THE PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY INTEND TO CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR BODY HAVING JURISDICTION INCLUDING, WITHOUT LIMITATION, ALL APPLICABLE ZONING LAWS, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER RELATED TO OR CONCERNING THE PROPERTY. GRANTEE HAS BEEN GIVEN AN OPPORTUNITY TO INSPECT THE PROPERTY AND IS RELYING SOLELY ON ITS OWN INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED BY GRANTOR.

     Real property ad valorem taxes and assessments having been prorated to the date hereof, Grantee hereby assumes and agrees to pay when due all unpaid ad valorem property taxes and assessments for the year 1999 and subsequent years.

                                          GRANTOR:

                                          FMG RITA RANCH LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By: FMG WESTERN REGION ACQUISITIONS,
                                            INC., General Partner

                                              By:
                                            ------------------------------------
                                              Its:
                                            ------------------------------------

                                            Date of Execution: 1999

COMMONWEALTH OF PENNSYLVANIA   D
COUNTY OF DELAWARE                  C

     This instrument was acknowledged before me on the      day of
1999, by                ,                of FMG RITA RANCH LIMITED PARTNERSHIP,
a Delaware limited partnership, on behalf of said corporation.

                                          --------------------------------------
                                          Notary Public in and for the
                                          State of Pennsylvania
                                          My Commission Expires:

                                          --------------------------------------
                                          Printed Name

My Commission Expires:

---------------------------------------------------------

     This instrument was acknowledged before me on the      day of           ,
1999, by                , who acknowledged himself to be the        President of
FMG Western Region Acquisitions, Inc., the General Partner of FMG Rita Ranch
Limited Partnership (the "PARTNERSHIP"), and that as such        President,
being authorized to do so, he executed this instrument on behalf of FMG Western Region Acquisitions, Inc., in its capacity as General Partner of the Partnership.

                                  EXHIBIT "C"

                        CERTIFICATE OF NONFOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a "foreign person". To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by FMG RITA RANCH LIMITED PARTNERSHIP (the "TRANSFEROR"), the undersigned hereby certifies the following on behalf of the Transferor:

          1. The Transferor is not a foreign corporation, foreign partnership or foreign trust, (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

          2. The Transferor's U.S. employer identification number is 23-2436596; and

          3. The Transferor's office address is:

          250 King of Prussia Road
          Radnor, Pennsylvania 19087

                                          TRANSFEROR:

                                          FMG RITA RANCH LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By: FMG WESTERN REGION ACQUISITIONS,
                                            INC., General Partner

                                            By: ------------------------------
                                            Its: ------------------------------
                                            Dated: ------------------------ 1999

                      FIRST AMENDMENT TO AGREEMENT OF SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (the "First Amendment") is made and entered into by and between FMG RITA RANCH LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and DIAMOND VENTURES, INC., an Arizona corporation ("Purchaser").

                                R E C I T A L S

     A. Seller and Purchaser have entered into that certain Agreement of Sale dated August 10, 1999 relating to certain land located in Tucson, Arizona (the "Agreement").

     B. The parties desire to amend the Agreement in accordance with the terms and conditions set forth below.

                               A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Survey. The second-to-last sentence of Section 2.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following sentence:

        Provided that Purchaser shall have delivered to Seller and to the Title Company on or before October 4, 1999 an ALTA survey certified by a licensed surveyor acceptable to the Title Company (the "Survey"), Purchaser shall have an additional seven (7) days after receipt of any amended Title Commitment, and any documents listed in Schedule B thereto, to give Seller written notice of any title exception(s) not previously listed to which Purchaser objects (including, without limitation, any survey exception added to the Title Commitment by reason of the results of the Survey), and in such event the foregoing provisions of this subparagraph (b) shall govern the treatment of such objection(s).

          2. Full Force and Effect. Except as amended hereby, the Agreement remains in full force and effect. All capitalized terms used herein which are not defined herein shall have the same meanings ascribed to them in the Agreement.

          3. Counterparts. This First Amendment may be executed in more than one identical counterparts and through an exchange of faxed signatures on identical counterparts hereof.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of September 3, 1999.

                                          SELLER:

                                          FMG RITA RANCH LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By:  FMG Western Region Acquisitions,
                                          Inc.
                                          Its: General Partner

                                               By:
                                               Its:
                                               Date:

                                          PURCHASER:

                                          DIAMOND VENTURES, INC.,
                                          an Arizona corporation

                                          By:
                                          Its:
                                          Date:

                     SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (the "Second Amendment") is made and entered into by and between FMG RITA RANCH LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and DIAMOND VENTURES, INC., an Arizona corporation ("Purchaser").

                                R E C I T A L S

     A. Seller and Purchaser have entered into that certain Agreement of Sale dated August 10, 1999 (the "Original Contract"), as amended by that certain First Amendment to Agreement of Sale dated as of September 3, 1999 (the "First Amendment"), both relating to certain land located in Tucson, Arizona. The Original Contract and the First Amendment are collectively referred to herein as the "Agreement."

     B. The parties desire to amend the Agreement in accordance with the terms and conditions set forth below.

                               A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Purchase Price. The Purchase Price is hereby reduced from $500,000.00 to Four Hundred Fifty Thousand and no/100 Dollars ($450,000.00).

          2. Assignment of Declarant's Rights. Subject to the terms and conditions of the Agreement and contemporaneously with the performance of Purchaser of its obligations set forth in Section 4.3 of the Original Contract, Seller shall deliver or cause to be delivered to the Title Company for the benefit of Purchaser a duly executed and acknowledged Declarant's Assignment in the form attached hereto as EXHIBIT A and incorporated herein by this reference, which document shall be recorded in the Official Records of Pima County, Arizona immediately following recordation of the Deed.

          3. Full Force and Effect. Except as amended hereby, the Agreement remains in full force and effect. Capitalized terms used herein which are not defined herein shall have the same meanings ascribed to them in the Agreement.

          4. Counterparts. This Second Amendment may be executed in more than one identical counterpart and through an exchange of faxed signatures on identical counterparts hereof.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of October 4, 1999.

                                          SELLER:

                                          FMG RITA RANCH LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By: FMG Western Region Acquisitions,
                                          Inc.
                                          Its: General Partner

                                               By:
                                             Its:
                                             Date:

                                          PURCHASER:

                                          DIAMOND VENTURES, INC.,
                                          an Arizona corporation

                                          By:
                                          Its:
                                          Date:

WHEN RECORDED, RETURN TO:

Lewis D. Schorr, Esq.
Lewis and Roca LLP
One South Church Avenue
Suite 700
Tucson, Arizona 85701-1611

                             DECLARANT'S ASSIGNMENT

     THIS DECLARANT'S ASSIGNMENT (the "Assignment") is made as of this ____________ [INSERT CLOSING DATE], by FMG RITA RANCH LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignor"), formerly known as FMG Acquisitions Limited Partnership III, a Delaware limited partnership, to ____________ [INSERT NAME OF PURCHASER] ("Assignee").

                                R E C I T A L S

     A. Pursuant to that certain Declarant's Assignment dated as of March 16, 1987, recorded at Docket 7995, commencing at page 1394, Official Records of Pima County, Arizona (the "1987 Assignment"), Pima Service Corporation ("Pima") assigned to Assignor all of their rights and authority of Pima as Declarant with respect to the real property legally described on EXHIBIT A attached hereto and incorporated herein by this reference (the "Property") under and pursuant to that certain Declaration of Protective Restrictions for Rita Ranch dated December 21, 1984, recorded December 21, 1984, in Docket 7435, commencing at page 674, Official Records of Pima County, Arizona, as amended by that certain First Amendment thereto recorded December 31, 1986, in Docket 7942, commencing at page 1672, Official Records of Pima County, Arizona (collectively, the "Declaration").

     B. Simultaneously with the recordation of this Assignment, Assignor is conveying the Property to Assignee and therefore desires to assign to Assignee all of Assignor's rights and authority as Declarant under and pursuant to the Declaration, as it has been subsequently amended since the time of the 1987 Assignment, with respect to the Property and to declare and make Assignee the "Declarant" (as such term is defined in the Declaration) over and with respect to the Property.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor hereby does and agrees as follows:

          1. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its right, power and authority as Declarant under the Declaration with respect to the Property.

          2. Assignor hereby grants, assigns, transfers and conveys to Assignee, its successors and assigns, all of Assignor's rights and authority as Declarant under and pursuant to the Declaration (as such has subsequently been amended since the time of the 1987 Assignment) with respect to the Property, and hereby declares and makes Assignee the Declarant over and with respect to the Property.

     IN WITNESS WHEREOF, Assignor has executed this Declarant's Assignment as of the date first written above.

                                          FMG RITA RANCH LIMITED PARTNERSHIP, a
                                          Delaware limited partnership, formerly
                                          known as FMG Acquisitions Limited
                                          Partnership III, a Delaware limited
                                          partnership

                                          By:
                                            ------------------------------------
                                          Its:
                                            ------------------------------------

STATE OF  ________________          D  ss.
COUNTY OF _______________           C

     On ____________, before me, ____________ personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                                          Witness my hand and official seal.

                                          --------------------------------------
                                          Notary Public

[SEAL]

                                  EXHIBIT "A"
                           TO DECLARANT'S ASSIGNMENT

                     [ATTACH LEGAL DESCRIPTION OF PROPERTY]

                      THIRD AMENDMENT TO AGREEMENT OF SALE

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE (the "Third Amendment") is made and entered into by and between FMG RITA RANCH LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and DIAMOND VENTURES, INC., an Arizona corporation ("Purchaser").

                                R E C I T A L S

     A. Seller and Purchaser have entered into that certain Agreement of Sale dated August 10, 1999 (the "Original Contract"), as amended by that certain First Amendment to Agreement of Sale dated as of September 3, 1999 (the "First Amendment") and that certain Second Amendment to Agreement of Sale dated as of October 4, 1999 (the "Second Amendment"), relating to certain land located in Tucson, Arizona. The Original Contract, the First Amendment and the Second Amendment are collectively referred to herein as the "Agreement."

     B. The parties desire to amend the Agreement in accordance with the terms and conditions set forth below.

                               A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Inspection Period. The Inspection Period shall expire at 5:00 p.m. Local Time on October 14, 1999.

          2. Information Statement. Section 8.3 of the Original Contract is hereby amended such that the five (5) day period referred to in line 7 thereof is changed to eight (8) days.

          3. Full Force and Effect. Except as amended hereby, the Agreement remains in full force and effect. Capitalized terms used herein which are not defined herein shall have the same meanings ascribed to them in the Agreement.

          4. Counterparts. This Third Amendment may be executed in more than one identical counterpart and through an exchange of faxed signatures on identical counterparts hereof.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of October 12, 1999.

                                          SELLER:

                                          FMG RITA RANCH LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By: FMG Western Region Acquisitions,
                                          Inc.
                                          Its: General Partner

                                               By:
                                               Its:
                                               Date:

                                          PURCHASER:

                                          DIAMOND VENTURES, INC.,
                                          an Arizona corporation

                                          By:
                                          Its:
                                          Date:

                                  ATTACHMENT B

                              AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                       FMG RITA RANCH LIMITED PARTNERSHIP

                              AMENDED AND RESTATED

                         LIMITED PARTNERSHIP AGREEMENT

                                       OF

                      F M G RITA RANCH LIMITED PARTNERSHIP

                              AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                      F M G RITA RANCH LIMITED PARTNERSHIP

                               TABLE OF CONTENTS

SECTION                                  TITLE                              PAGE
-------                                  -----                              ----
INTRODUCTION..............................................................   A-1
ARTICLE I     ORGANIZATION................................................   A-1
  1.1         Continuation................................................   A-1
  1.2         Name........................................................   A-1
  1.3         Admission into Partnership..................................   A-1
  1.4         Term........................................................   A-1
  1.5         Place of Business...........................................   A-1
  1.6         Business....................................................   A-2
  1.7         Limitations on Business.....................................   A-2
ARTICLE II    DEFINITIONS.................................................   A-2
  2.1         Defined Terms...............................................   A-2
ARTICLE III   CAPITAL.....................................................   A-8
  3.1         General Partner.............................................   A-8
  3.2         Units.......................................................   A-8
  3.3         Limited Partners............................................   A-8
  3.4         General.....................................................   A-8
  3.5         General Partnership Units...................................   A-9
ARTICLE IV    DISTRIBUTIONS, PROFITS AND LOSSES...........................   A-9
  4.1         Cash Flow from Operations...................................   A-9
  4.2         Proceeds from Capital Transactions and Refinancings.........   A-9
  4.3         Profit and Loss from Operations.............................  A-10
  4.4         Allocation of Profit or Loss Arising from a Disposition or    A-11
              Upon Dissolution............................................
  4.5         Allocations and Distributions Among Partners................  A-13
  4.6         Minimum Allocation to the General Partner...................  A-13
  4.7         Allocations and Distributions in the Event of Transfer......  A-13
  4.8         Withholding Requirements....................................  A-13
  4.9         Tax Adjustments.............................................  A-13
  4.10        Unpaid Second Capital Contribution..........................  A-14
ARTICLE V     MANAGEMENT..................................................  A-14
  5.1         Exclusive Management Rights of General Partner..............  A-14
  5.2         Authority and Duties of General Partner.....................  A-14
  5.3         Limitations on Authority and Powers of General Partner......  A-15
  5.4         Duties and Obligations of the General Partner...............  A-17
  5.5         Consent of Limited Partners.................................  A-18
  5.6         Compensation of General Partner and Reimbursement of          A-18
              Expenses....................................................
  5.7         Other Compensation, Commissions and Fees....................  A-19
  5.8         Limitation of Responsibility of General Partner:              A-19
              Indemnification.............................................
  5.9         Removal and Replacement of General Partner..................  A-20
ARTICLE VI    DISSOLUTION, CONTINUATION AND TERMINATION...................  A-20
  6.1         Dissolution.................................................  A-20
  6.2         Continuation................................................  A-21
  6.3         Purchase of General Partner's Interest......................  A-21
  6.4         Liquidation.................................................  A-21
  6.5         Reasonable Time for Winding Up..............................  A-22

SECTION                                  TITLE                              PAGE
-------                                  -----                              ----
ARTICLE VII   TRANSFER OF UNITS...........................................  A-22
  7.1         Transfer by Limited Partners................................  A-22
  7.2         Substitute Limited Partners.................................  A-22
  7.3         Transfer on Death or Incapacity.............................  A-23
  7.4         Additional Limited Partners.................................  A-23
  7.5         Indemnification and Terms of Admission......................  A-23
  7.6         Recognition of Assignments and Substituted Partners.........  A-23
ARTICLE VIII  FINANCIAL MATTERS AND REPORTS...............................  A-23
  8.1         Financing...................................................  A-23
  8.2         Books and Records...........................................  A-23
  8.3         Accounting..................................................  A-24
  8.4         Reports.....................................................  A-24
  8.5         Tax Information.............................................  A-25
  8.6         Bank Accounts...............................................  A-25
ARTICLE IX    POWER OF ATTORNEY...........................................  A-25
  9.1         Power of Attorney...........................................  A-25
ARTICLE X     AMENDMENT...................................................  A-25
  10.1        By General Partner..........................................  A-25
  10.2        By the Partners.............................................  A-26
  10.3        Limitations.................................................  A-26
  10.4        Amendment of Certificate....................................  A-26
ARTICLE XI    MEETINGS....................................................  A-26
  11.1        Calling of Meetings; Location...............................  A-26
  11.2        Voting......................................................  A-26
  11.3        Notice of Meetings..........................................  A-27
  11.4        Record Date.................................................  A-27
  11.5        Adjournment or Postponement.................................  A-27
  11.6        Attendance at Meetings; Waiver of Notice....................  A-27
  11.7        Quorum......................................................  A-27
  11.8        Conduct of Meetings by General Partner......................  A-28
  11.9        Actions by Consent in Writing...............................  A-28
ARTICLE XII   MISCELLANEOUS...............................................  A-28
  12.1        Other Activities of Partners................................  A-28
  12.2        Waiver of Partition.........................................  A-28
  12.3        Further Assurances..........................................  A-28
  12.4        Notices.....................................................  A-28
  12.5        Counterparts................................................  A-28
  12.6        Parties Bound...............................................  A-29
  12.7        Governing Law; Construction.................................  A-29
  12.8        Indulgences.................................................  A-29
  12.9        Controversies with Internal Revenue Service.................  A-29

                              AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                      F M G RITA RANCH LIMITED PARTNERSHIP

     This Amended and Restated Limited Partnership Agreement (this "Agreement") of F M G RITA RANCH LIMITED PARTNERSHIP, a Delaware limited partnership (the
"Partnership"), is made as of the   day of           , 1987, by F M G Western
Region Acquisitions, Inc., a Delaware corporation, as general partner (the "General Partner"), FM Initial, Inc. (the "Withdrawing Limited Partner"), and the Persons who on or after the execution of this Agreement are admitted as limited partners of the Partnership and whose names and addresses are listed on Schedule "A" hereto.

                                  INTRODUCTION

     On January 30, 1987, the Partnership was formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, by the filing of a limited partnership certificate in the office of the Secretary of State of Delaware. The sole general partner of the Partnership is the General Partner, and the sole limited partner is the Withdrawing Limited Partner. The parties hereto desire to effect the withdrawal of the Withdrawing Limited Partner from the Partnership, the admission of the Persons listed on Schedule "A" hereto as limited partners of the Partnership and the amendment of the agreement among the Partners to read in its entirety as set forth in Articles I through XII hereof. To accomplish this, the parties hereto agree that:

          1. The Withdrawing Limited Partner hereby withdraws as limited partner of the Partnership and is released from all obligations to the Partnership, and unless its name is listed on Schedule "A" hereto, as it may hereafter be amended, it shall have no further rights as a limited partner.

          2. The Persons whose names and addresses are listed on Schedule "A" hereto are hereby admitted as limited partners of the Partnership.

          3. The agreement among the Partners is hereby amended to read in its entirety as set forth in Articles I through XII hereof.

                                   ARTICLE I

                                  ORGANIZATION

     1.1 Continuation. The Partners hereby agree to continue the Partnership as a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

     1.2 Name. The name of the Partnership shall be F M G Rita Ranch Limited Partnership or such other name (not including the surname of any Limited Partner) as may be selected by the General Partner on prior notice to the Limited Partners.

     1.3 Admission into Partnership. Purchasers of the Units shall be admitted as limited partners not later than 15 days after the release of their funds from escrow, if the purchasers' funds are held in escrow. Otherwise, purchasers of the Units of limited partnership interest shall be admitted as limited partners at least once a month. All subscriptions shall be accepted or rejected by the Partnership within 30 days of their receipt; if rejected, all subscription monies shall be promptly returned to the subscriber within ten business days.

     1.4 Term. The Partnership shall exist for a term ending December 31, 2026, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement.

     1.5 Place of Business. The principal place of business of the Partnership shall be at 15303 Ventura Boulevard, Suite 1400, Sherman Oaks, California 91403 or at another location selected by the General Partner on prior notice to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine.

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     1.6 Business.  The business of the Partnership shall be to acquire, own, hold for investment, improve, operate, lease, maintain and ultimately sell the Property. The Partnership shall be authorized to do anything necessary or appropriate in connection therewith, and generally to carry out the transactions described in the Prospectus including, without limitation, to:

          (a) enter into and perform contracts of any kind necessary to, in connection with or incidental to the business of the Partnership;

          (b) borrow money from any source, including, without limitation, any Partner and any affiliate of any Partner, and to issue evidences of indebtedness and secure the same by mortgages, deeds of trust, pledges, security interests or other liens in furtherance of the purposes of the Partnership;

          (c) negotiate for and conclude agreements for the acquisition of property and for the sale, exchange or other disposition of any or all of the Partnership's property;

          (d) hire and compensate employees, agents, independent contractors, attorneys and accountants; and

          (e) carry on any other activities necessary to, in connection with or incidental to the foregoing.

     1.7 Limitations on Business. Notwithstanding any other provision in this Agreement, the Partnership shall not:

          (a) acquire any property in exchange for Units;

          (b) acquire property from any Person in which the General Partner has an interest and which has as a primary purpose the investment in, operation of, or receipt of gain from an interest in real property; or

          (c) invest in limited partnership interests, in general partnerships or in joint ventures of or with any Person.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 Defined Terms. As used herein, except as otherwise expressly provided or unless the context otherwise requires:

          Acquisition Expenses means expenses including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals, non-refundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

          Acquisition Fee means the total of all fees and commissions paid by any party in connection with the purchase of property by the Partnership. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, nonrecurring management fee, or any fee of a similar nature, however designated.

          Act means the Delaware Revised Uniform Limited Partnership Act.

          Adjusted Capital Contributions means the amount of the Limited Partners' Capital Contributions, less the amount of their respective shares of Distributions under Section 4.2 (whether pursuant to said Section 4.2 or Section 6.4(a)(iv)) previously made, but in no event less than zero. In the event that all or any portion of a Unit is transferred in accordance with
     Article VII, the transferee shall succeed to the Adjusted Capital Contribution of the transferor to the extent it relates to the transferred interest.

          Adjusted Third Capital Contribution means the amount of the General Partner's Third Capital Contribution, less the amount of Distributions under Section 4.2 (whether pursuant to said Section 4.2 or Section 6.4(a)(iv)) previously made with respect to the Third Capital Contribution, but in no event less than zero.

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          Affiliate of a specified Person means (i) any Person directly or indirectly controlling, controlled by or under common control with another Person; (ii) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (iii) any officer, director or partner of such Person; and (iv) if such other Person is an officer, director or partner, any company for which such Person acts in any such capacity.

          Agreement means this Amended and Restated Limited Partnership Agreement, as amended from time to time.

          Asset Value means, with respect to any asset of the Partnership, the asset's adjusted basis for Federal income tax purposes, except as follows:

             (a) (i) the initial Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the Partnership; and (ii) the Asset Value of the Property at the time of the first Closing shall be an amount equal to the excess of (A) the sum of the amount paid by the Partnership in connection with its acquisition of the Property plus all other amounts paid or incurred by the Partnership prior to the first Closing, over (B) the Federal income tax basis at the time of the first Closing of all assets of the Partnership other than the Property and bank accounts;

             (b) The Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market value, as determined by the General Partner, as of the following times: (i) the acquisition of other than a deminimis additional interest in the Partnership by any new or existing Partner which causes a change in the interest of any Partner in the Partnership (except that this provision shall not apply with respect to any Closing); (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership if the General Partner determines that such adjustment is necessary or appropriate to reflect the economic interests of the Partners in the Partnership; (iii) the "termination" of the Partnership for Federal income tax purposes pursuant to Code Section 708(b)(1)(B); (iv) such other times as may be necessary in order to maintain Capital Accounts in accordance with Treasury Regulation Section 1.704-1(b); and

             (c) if the Asset Value of an asset has been determined or adjusted as set forth above, such Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purpose of computing Profit and Loss.

        Bankruptcy of any Person means:

             (a) the entry of an order for relief (or similar court order) against such Person which authorizes a case, brought under Chapters 7, 11 or 13 of Title 11 of the United States Code, to proceed; or

             (b) the commencement of a Federal, state or foreign bankruptcy, insolvency, reorganization, arrangement or liquidation proceeding by such Person; or

             (c) the commencement of a Federal, state or foreign bankruptcy, insolvency, reorganization, arrangement or liquidation proceeding against such Person if such proceeding is not dismissed within 60 days after the commencement thereof; or

             (d) the entry of a court decree or court order which remains unstayed and in effect for a period of 30 consecutive days and which:

     (i) adjudicates such Person as insolvent under any Federal, state or foreign law relating to bankruptcy, insolvency, reorganization, arrangement, liquidation, receivership or the like; or

     (ii) approves as properly filed of a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Person or his property under any Federal, state or foreign law relating to insolvency, reorganization, arrangement, liquidation, receivership or the like; or

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     (iii) appoints a receiver, liquidator, assignee, trustee, conservator or sequestrator (or other similar official) of such Person or of all or a substantial part of his property or his interest in the Partnership; or

     (iv) orders the winding up, dissolution or liquidation of the affairs of such Person, or

             (e) the written consent by such Person to the institution against him of any proceeding, or to the entry of any order, of the type described in paragraphs (a), (c) or (d); or

             (f) the written consent by such Person to the appointment of a receiver, liquidator, assignee, trustee, conservator or sequestrator (or other similar official) of such Person or of all or a substantial part of his property or his interest in the Partnership; or

             (g) the making by such Person of an assignment for the benefit of creditors; or

             (h) the written admission by such Person of his inability to pay his debts generally as they come due; or

             (i) the taking of any corporate or other action by such Person in furtherance of any of the foregoing.

          Capital Account means the account established and maintained for each Partner pursuant to Article III.

          Capital Contributions means the total amount of money and Asset Value of any property (other than money) contributed to the capital of the Partnership (prior to the deduction of any selling commissions, fees or expenses) by any Partner or all of the Partners (or the predecessor holders of the Units of any Partner or Partners).

          Capital Transactions means the sale, exchange or other disposition of any property (including the grant of a long-term leasehold for all or substantially all of the property of the Partnership) that is not in the ordinary course of business, or casualty damage to, or condemnation of, any property.

          Cash Flow from Operations means, for any period, the Operating Revenue of the Partnership for that period, less the following (but only to the extent the same are not financed from Capital Contributions, Reserves, proceeds from Capital Transactions, Refinancings or borrowings by the Partnership): (i) the Operating Expenses of the Partnership for that period; (ii) Reserves from Operating Revenue for that period; (iii) debt service paid, or other payments, during that period (not included in Operating Expenses) with respect to loans to the Partnership, whether or not secured by a lien on the Property (except the principal amount of any obligations discharged, or any prepayment penalty, in connection with any Capital Transaction or Refinancing); and (iv) expenditures (but only to the extent the same are not financed from borrowings) during that period for acquisition of property or for capital improvements or replacements.

          Certificate means the Partnership's limited partnership certificate, filed in the Office of Secretary of the State of Delaware, as amended from time to time.

          Closing means any closing of the sale of Units by the Partnership.

          Code means the Internal Revenue Code of 1986, as amended (or corresponding provisions of succeeding law).

          Consent of a Person means either the written consent of such Person or the affirmative vote of such Person at a meeting held pursuant to Section 11.8, to do the act or thing for which the consent is solicited, or the act of granting such consent, as the context may require. Reference to the Consent of a majority or stated percentage in interest of the Limited Partners means the Consent of so many of the Limited Partners whose combined Units represent over 50%, or such stated percentage, of the Units owned by all Limited Partners.

          Cumulative Return means, on a per Unit basis from the date of the issuance of Units to the date of any Distributions to the Limited partners, the amount obtained for such period by computing 9% per

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

     annum (non-compounded) on the Adjusted Capital Contribution of a Limited Partner with respect to a single Unit.

          Depreciation means, for each fiscal year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Asset Value as the Federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted basis for Federal income tax purposes.

          Distributable Proceeds from Capital Transactions means all cash receipts arising from a Capital Transaction or liquidation, less: (i) the cash applied to the payment of obligations of the Partnership (including non-recourse debts related to the particular Capital Transaction and obligations of the Partnership to any Partner or Affiliate of any Partner);
     (ii) the cash paid or to be paid by the Partnership for expenses in connection with such Capital Transaction (which shall include with regard to damage recoveries or insurance or condemnation proceeds, cash paid or to be paid in connection with repairs, replacements or renewals, in the discretion of the General Partner, relating to damage to or partial condemnation of the Property); (iii) the Guaranteed Return; and (iv) the amount considered appropriate by the General Partner for use by the Partnership as capital expenditures or as Reserves (provided that at the expiration of such period as the General Partner deems advisable, the balance of such Reserves remaining after the payment of contingencies shall be distributed in the manner provided in Section 4.2).

          Distributable Proceeds from Refinancings means all cash receipts arising from a Refinancing less: (i) the cash applied to the payment of obligations of the Partnership (including non-recourse debts related to the Refinancing and obligations of the Partnership to any Partner or Affiliate of any Partner); (ii) the cash paid or to be paid by the Partnership for expenses in connection with such Refinancing; (iii) the Guaranteed Return; and (iv) the amount considered appropriate by the General Partner for use by the Partnership as capital expenditures or as Reserves (provided that at the expiration of such period as the General Partner deems advisable, the balance of such Reserves remaining after the payment of contingencies shall be distributed in the manner provided in Section 4.2).

          Distribution means cash or assets distributed by the Partnership to the Partners pursuant to Sections 4.1, 4.2, 4.10 and 6.4(a)(iv), regardless of the source of the cash or asset being distributed.

          First Capital Contribution means the Capital Contribution of the General Partner which is described in Section 3.1(a).

          Front-End Fees means fees and expenses paid by any party for any services rendered during the Partnership's organizational or acquisition phase including Organizational and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the General Partner.

          General Partner means F M G Western Region Acquisitions, Inc., a Delaware corporation, or any Person who becomes an additional or successor general partner in accordance with this Agreement.

          General Partner Cumulative Return means from the date that the General Partner makes all or any portion of the Third Capital Contribution to the date of any Distributions to the General Partner, the amount obtained for such period by computing 9% per annum (non-compounded) on the balance from time to time of the Adjusted Third Capital Contribution.

          Guaranteed Return means from July 24, 1987 to the date hereof, the amount obtained for such period by computing 9% per annum (non-compounded) on the Second Capital Contribution but in no event more than the amount which would have been paid had the return been calculated based upon the prime rate charged by the Bank of Hawaii from time to time during that period.

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          Investment in Properties means the amount of Capital Contributions actually paid or allocated to the purchase of properties acquired by the Partnership (including the purchase of properties, working capital reserves allocable thereto (except that working capital reserves in excess of 5% shall not be included), and other cash payments such as interest and taxes but excluding Front-End Fees).

          Limited Partner means any Person listed as a Limited Partner on Schedule "A" hereto, and any other Person who may be later admitted to the Partnership as an additional or substituted Limited Partner.

          Operating Expenses means, for any period, payments during that period for current charges and expenses, including, without limitation, management fees, rent, real estate and other taxes and other governmental levies, and assessments and withholdings, costs of marketing and advertising, utility, repair and maintenance, computer time-sharing, legal and accounting, insurance, salaries, fuel and water, statistical or bookkeeping services or accounting equipment use, printing and mailing of reports and communications to the Partners or others, travel on Partnership business, telephone, and other fees payable by the Partnership including those payable to the Partners or their Affiliates. Operating Expenses shall not include non-cash items such as Depreciation.

          Operating Revenue means, for any period, all funds received from operations during such period, including, but not limited to, rental revenues and interest, but not including Capital Contributions or the proceeds from Reserves, Capital Transactions, Refinancings or borrowings by the Partnership.

          Organizational and Offering Expenses means all expenses incurred by the Partnership in connection with the formation of the Partnership, the registration and qualification of the Units under Federal and state securities laws, and the offer and sale of the Units, including selling commissions and allowances payable in connection with such offer and sale.

          Partners means the General Partner and the Limited Partners.

          Partnership means F M G Rita Ranch Limited Partnership.

          Partnership (Program) Management Fee means a fee paid to the General Partner or other Persons for management and administration of the Partnership.

          Person means an individual, sole proprietorship, partnership, joint venture, association, company, corporation, cooperative, trust, estate, government (or any branch or agency thereof) or other entity.

          Profit and Loss means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, as determined by the Partnership's accountants in accordance with Code
     Section 703(a) (for this purpose, ail items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

             (a) any income of the Partnership that is exempt from Federal income tax and not otherwise taken into account in computing Profit or Loss shall be added to such taxable income or loss;

             (b) any expenditures (but in no event including amounts withheld pursuant to Section 4.8) of the Partnership described in Section 705(a)(2)(B) of the Code or treated as such pursuant to Treasury Regulations and not otherwise taken into account in computing Profit or Loss, shall be subtracted from such taxable income or loss;

             (c) gain or loss resulting from any Capital Transaction with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to Asset Value, notwithstanding that the adjusted basis of the Partnership asset(s) for Federal income tax purposes differs from the Asset Value;

             (d) in lieu of the depreciation, amortization, or other cost recovery deductions with respect to Partnership assets taken into account in computing such taxable income or loss, there shall be taken into account the amount of the Depreciation with respect to such Partnership assets; and

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             (e) notwithstanding any other provision, any items which are specially allocated pursuant to (ii), (iii), (iv)(A), (iv)(B) and (v) of
        Section 4.3(b) hereof shall not be taken into account in computing Profit or Loss.

          Property means the real property consisting of an aggregate of approximately 118 acres of unimproved land located at Old Vail and Houghton Roads in Tucson, Arizona, and improvements thereon.

          Prospectus means the final Prospectus included as part of the Registration Statement on Form S-18 filed by the Partnership under the Securities Act of 1933 in connection with the offer and sale of the Units as the same thereafter may be supplemented pursuant to Rule 424 under that Act.

          Purchase Price of Property means the price paid upon the purchase or sale of a particular property, including the amount of Acquisition Fees and all liens and mortgages on the property, but excluding points and prepaid interest.

          Refinancing means the borrowing of money, secured by property (or interests therein).

          Reserves means, for any period, the amount set aside for or amounts allocated to reserves established by the General Partner, in amounts deemed appropriate by the General Partner, for contingent liabilities and working capital and to pay taxes, insurance, debt service, withholding or other obligations, costs or expenses as determined to be necessary or appropriate in the sole discretion of the General Partner. The General Partner shall be permitted to reserve Distributable Proceeds from Capital Transactions and Distributable Proceeds from Refinancings provided that sufficient cash shall be distributed to the Partners to pay any resulting Federal income tax and the amount to be distributed shall be determined upon an assumption that all Partners are in the 28% tax bracket. This Section shall not apply to placements of funds as reserves or short-term deposits (90 days or less) to fund distributions to the Partners.

          Second Capital Contribution means the Capital Contribution of the General Partner which is described in Section 3.1(b).

          Specified Property Partnership means that the Partnership, at the time its securities registration is ordered effective, has allocated more than 75% of the net proceeds from the sale of Units to the purchase of the Property. Reserves shall be included in the non-specified portion.

          Termination of a Partner means the death, insanity, disability, incapacity, bankruptcy liquidation, dissolution (excluding dissolution of a solvent partnership which is reconstituted to continue the same business), withdrawal, removal, retirement or resignation of such Partner, and when used with reference to the General Partner, also includes the General Partner's breach of Section 5.3(c) and the removal of such General Partner in accordance with Section 5.9. Such Partner is referred to as a "Terminated Partner."

          Third Capital Contribution means the Capital Contribution of the General Partner which is described in Section 3.1(c).

          Treasury Regulations means the income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          Unit means one of the 6,707 units of limited partnership interest in the Partnership attributable to a Capital Contribution of $1,000.

          Unpaid Cumulative Return means the Cumulative Return, less any Distributions to the Limited Partners to the extent such Distributions do not reduce the Limited Partners' Adjusted Capital Contributions.

          Unpaid Second Capital Contribution means the Second Capital Contribution, less any Distributions to the General Partner.

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                                  ARTICLE III

                                    CAPITAL

     3.1 General Partner.

          (a) The General Partner contributed $25,000 to the capital of the Partnership on June 15, 1987.

          (b) The General Partner contributed $3,553,517 to the capital of the Partnership on July 24, 1987.

          (c) If the General Partner determines that the amounts needed in the activities for which the Reserves are established will exceed the actual balance of the Reserves, the General Partner shall make a Capital Contribution in an amount equal to such excess. Any Capital Contribution required pursuant to this Section 3.1(c) shall be made no later than the time, as determined by the General Partner, when such Capital Contribution is needed to enable the Partnership to satisfy its cash obligations, but in no event shall the cumulative amount required to be contributed pursuant to this Section 3.1(c) exceed $600,000.

          (d) The General Partner shall not be obligated to make any additional Capital Contributions except as may be required under Section 6.4(b).

     3.2 Units. The entire limited partnership interest in the Partnership generally shall be divided into 6,707 Units, and the General Partner may authorize the division of Units into fractional Units. The Partnership will issue no more than 6,707 Units.

     3.3 Limited Partners.

          (a) Upon his execution of this Agreement, each Limited Partner has contributed to the capital of the Partnership the amount shown opposite his name on Schedule "A" hereto. No Limited Partner shall be required to contribute any additional funds to the capital of the Partnership and no Limited Partner shall be liable for any assessment.

          (b) The Capital Contributions of the Partners shall only be reduced by cash distributions to Partners of the proceeds from Capital Transactions and Refinancings.

     3.4 General.

          (a) A separate Capital Account shall be established and maintained for each Partner. The Capital Account of each Partner shall be credited with the cash and the Asset Value of any property (net of liabilities assumed by the Partnership and liabilities to which such property is subject) contributed to the Partnership by such Partner pursuant to Article III, plus all income, gain and Profit of the Partnership allocated to such Partner pursuant to Article IV, and shall be debited with all Loss and items of deduction and loss of the Partnership allocated to such Partner pursuant to Article IV, plus the cash and the Asset Value of any property (net of liabilities assumed by such Partner and the liabilities to which such property is subject) distributed by the Partnership to such Partner pursuant to Article IV The Capital Account balance with respect to any Partner shall be maintained in accordance with the following rules: (i) in the event of any transfer of any interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest; (ii) in the event the Asset Values of Partnership assets are adjusted, the Capital Accounts of all Partners shall be adjusted simultaneously to reflect the aggregate net adjustment as if the Partnership recognized gain or loss equal to the amount of such aggregate net adjustment; and (iii) the provisions of this Agreement relating to the proper maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), and shall be interpreted and applied in a manner consistent therewith. A Partner's Capital Account may indicate a negative balance resulting from Distributions and allocations. Except as otherwise expressly provided in this Agreement, no Partner shall have any obligation to the Partnership arising solely from the existence of a negative balance in his or any other Partner's Capital Account.

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          (b) No interest shall be paid by the Partnership on the Capital
     Contribution, Adjusted Capital Contribution or Capital Account of any Partner. Loans to the Partnership by any Partner shall not be considered contributions to the capital of the Partnership. A Partner shall not be entitled to demand the return of, or to withdraw any part of, his Capital Contribution, Adjusted Capital Contribution or his Capital Account, or to receive any Distribution from the Partnership, except as provided in this Agreement. No Partner shall be liable for the return of the Capital Contribution, Adjusted Capital Contribution or Capital Account of any other Partner.

     3.5 General Partnership Units. In the event that the General Partner or any of its Affiliates (who are not natural persons) purchases interests in the Partnership (directly from the Partnership or from Limited Partners) other than pursuant to the General Partner's contribution as set forth in Section 3.1, such interests shall be General Partnership Units ("GPU's"). The price per GPU, if purchased from the Partnership pursuant to the Prospectus, shall be 91.5% of the offering price of the Units. With respect to GPU's purchased directly from the Partnership, Capital Contributions per GPU shall be deemed to be the same as those made per Unit, and Organizational Expenses per GPU shall be deemed to be the same as those per Unit. Unless specifically provided to the contrary in
Article IV, Partnership allocations and Distributions shall be determined for each GPU as if such GPU were a Unit, and references in Article IV (i) to Limited Partners shall include holders of GPU's and (ii) to Capital Contributions shall not, as to GPU's, include the Second Capital Contribution. The holder of record of such GPU's, shall have the same right to vote as do the Limited Partners, treating each GPU as one Unit for purposes of voting; provided that the holder of a GPU, in its capacity as such, shall have no other voting and no decision-making rights and shall have no authority to sign for or bind the Partnership. The holders of GPU's, shall be generally liable for the debts and obligations of the Partnership to the same extent as the General Partner so long as they hold GPU's. Upon transfer of a GPU by the holder thereof to a Person who is not an Affiliate of the General Partner, such GPU shall cease being a GPU and shall, in all respects, be a Unit. Each holder of GPU's must execute the same power-of-attorney as specified in Article IX.

                                   ARTICLE IV

                       DISTRIBUTIONS, PROFITS AND LOSSES

     4.1 Cash Flow from Operations. Cash Flow from Operations shall be determined for each calendar quarter and shall be distributed within 45 days after the end of the calendar quarter, 99% to the Limited Partners, as a class, and 1% to the General Partner. In no event shall Cash Flow from Operations be used to make any Investment in properties.

     4.2 Proceeds from Capital Transactions and Refinancings. Except as otherwise provided in Section 6.5, Distributable Proceeds from Capital Transactions and Distributable Proceeds from Refinancings shall be distributed within 75 days after the end of the calendar quarter in which such proceeds are received as follows:

          (a) In a case of a Refinancing, or of a Capital Transaction involving less than all or substantially all of the Partnership assets, to the Partners in accordance with the following order and priorities (the cumulative Distributions pursuant to Section 4.10 and this Section 4.2 being treated for purposes of this Agreement as having been made in the amounts and sequence set forth in clauses (i)-(iii) of Section 4.4(b)):

             (i) First, to those Limited Partners having positive balances in their Capital Accounts in proportion to, and to the extent of, such positive Capital Account balances (determined after taking into account all Profit or Loss of the Partnership, including any Profit or Loss arising out of a Capital Transaction giving rise to the instant Distribution), but in no event more than that required to enable the Limited Partners to pay any Federal income tax arising in connection with the Capital Transaction giving rise to the instant Distribution (the amount to be distributed shall be determined upon an assumption that all Partners are in the 28% tax bracket);

             (ii) Second, to those Partners having positive balances in their Capital Accounts in proportion to, and to the extent of, such positive Capital Account balances (determined after taking into account all Profit or Loss of the Partnership, including any Profit or Loss arising out of a Capital Transaction giving rise to the instant Distribution, and all Distributions); and

             (iii) Third, the remaining proceeds, if any, among the Partners in such a manner that the cumulative Distributions to the Partners pursuant to this Section 4.2 shall be as nearly as possible in the amounts and with the priorities set forth in clauses (i)-(iii) of Section 4.4(b).

          (b) In a case of a Capital Transaction involving all or substantially all of the Partnership's assets, or upon the dissolution of the Partnership, to the Partners in accordance with the positive balances in their Capital Accounts (determined after taking into account all of the Profit or Loss of the Partnership, including any Profit or Loss arising out of any Capital Transaction or dissolution giving rise to the Distribution then being made).

          (c) For purposes of determining the Capital Accounts of the Partners under this Section 4.2, if upon dissolution and liquidation of the Partnership any of the assets of the Partnership are to be distributed in kind, such Distribution shall be in accordance with Asset Value at the time of the Distribution. There shall be allocated among the Partners, in accordance with Section 4.4, and the Capital Accounts shall be adjusted accordingly, the amount of Profit or Loss, if any, which would have been realized by the Partnership if such asset had been sold by the Partnership for its Asset Value.

     4.3 Profit and Loss from Operations.

          (a) Profit or Loss of the Partnership (other than a Profit or Loss attributable to a Capital Transaction or upon the dissolution of the Partnership) for each fiscal year (or part thereof) shall be allocated as follows:

PARTNERS                                                    PERCENTAGE
--------                                                    ----------
General Partner...........................................       1%
Limited Partners (as a class).............................      99%

          (b) Notwithstanding Section 4.3(a):

             (i) Other than as provided in clauses (ii)-(v) of this Section 4.3(b), for any period (or portion thereof) in which the Partnership has a Profit and with respect to which Partners have received distributions of Cash Flow from Operations, an amount of Profit for such period, up to the amount of Cash Flow from Operations distributed, shall be allocated among the Partners in the same proportions as the Cash Flow from Operations for such period is distributed. Any remaining Profit shall be allocated among the Partners in the same manner as Profit allocable pursuant to Section 4.4(c);

             (ii) If the Capital Account balance of any Partner is less than zero, Loss shall be allocated to such Partner only so long as (A) the sum of (I) the unpaid portion of the amount that the Partner is obligated to contribute to the capital of the Partnership, plus (II) the amount of such Partner's share of the Partnership minimum gain (as determined pursuant to Treasury Regulation Section 1.704-1(b)(4)(iv)(f)) (such sum being hereinafter referred to as the "Loss Limit"), exceeds
        (B) the deficit balance in such Partner's Capital Account determined as of the close of the Partnership fiscal year or other period to which such allocation relates. Additionally, if during any fiscal year or other period such deficit balance in the Partner's Capital Account exceeds the Loss Limit, items of Partnership income and gain for such fiscal year or other period (and, if necessary, subsequent periods) shall be allocated to the Partner to the extent of any such excess in accordance with Treasury Regulation Section 1.704-1(b)(4)(iv)(e). It is the intention of the parties hereto that allocations of items of Partnership income and gain shall be made pursuant to this subsection in the amounts and proportions necessary to constitute a "minimum gain chargeback" within the meaning of Treasury Regulation Section 1.704-1(b)(4)(iv)(e);

             (iii) If a Partner unexpectedly receives an adjustment, allocation, or Distribution described in (4), (5), or (6) of Treasury Regulation
        Section 1.704-1(b)(2)(ii)(d) which results in a negative balance in excess of any deficit balance which the Partner is required by this Agreement to restore or is deemed to be obligated to restore pursuant to Treasury Regulation Section 1.704-1(b)(4)(iv)(f), items of Partnership income and gain, without regard to their nature, shall be allocated to such Partner in an amount and manner sufficient to eliminate such excess deficit balance as quickly as possible. It is the intention of the parties hereto that any allocation made pursuant to this subsection shall constitute a "qualified income offset" within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(d);

             (iv) Except as otherwise provided in clauses (ii) and (iii) of this
        Section 4.3(b):

                (A) Organizational Expenses allocable to the Limited Partners shall be allocated among such Partners on the basis of their respective number of Units. For purposes of allocating selling commissions and allowances pursuant to this Section 4.3(b)(iv)(A), GPU's, purchased directly from the Partnership shall not be treated as Units.

                (B) If the Partnership is deemed for Federal income tax purposes to have interest expense in connection with any indebtedness owing to an Affiliate of the General Partner in excess of the actual interest owed with respect to such indebtedness, such excess interest expense shall be allocated entirely to the General Partner or, in the event that such Affiliate is, or is deemed to be, a Partner for Federal income tax purposes, to such Affiliate.

                (C) In the event that Profit is or has been allocated among the Partners pursuant to Section 4.4(c) in such a manner that the cumulative Distributions pursuant to Sections 4.2 and 4.10, if all such Distributions were then made on the assumptions set forth in the last sentence of Section 4.4(a), would include any Distributions described in Section 4.4(b)(iii), thereafter Loss shall be allocated among the Partners in the same manner as Loss is allocable pursuant to Section 4.4(c) to the extent of any such Distributions made (or that would be made) as described in Section 4.4(b)(iii).

             (v) (A) In accordance with Code Section 704(c) and the applicable Treasury Regulations thereunder, items of income, gain, loss and deduction (and any item thereof) with respect to any property contributed to the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take into account any variation at the time of contribution between the adjusted basis of such property to the Partnership for Federal income tax purposes and the Asset Value of the contributed property.

             (B) In the event the Asset Value of any Partnership property is adjusted so as to differ from its adjusted basis, subsequent allocations of income, gain, loss and deduction (and any item thereof) with respect to such asset shall, in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g), take account of any variation between the adjusted basis of such asset for Federal income tax purposes and the Asset Value in the same manner as under Code Section 704(c) and the applicable Treasury Regulations thereunder.

             (C) Any elections or other decisions relating to allocations pursuant to this Section 4.3(b)(v) shall be made by the General Partner in a manner that reasonably reflects the purposes and intention of this Agreement. Allocations pursuant to this Section 4.3(b)(v) are solely for tax purposes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profit, Loss or other items, or Distributions pursuant to any provision of this Agreement.

             (vi) Any Federal, state or local income tax credits arising from the Partnership's operations shall be allocated among the Partners in accordance with Treasury Regulation Section 1.46-3(f).

     4.4 Allocation of Profit or Loss Arising from a Disposition or Upon Dissolution.

          (a) Profit recognized upon a Capital Transaction involving substantially all of the Partnership's assets, or upon dissolution of the Partnership, shall be allocated to the Partners having deficit balances in their Capital Accounts (computed after taking into account any other Profit or Loss for the fiscal year in which such event occurred) in proportion to, and to the extent of, such deficits. Any remaining such

     Profit and all such Loss shall be allocated among the Partners so as to produce, as nearly as possible, Capital Accounts for the Partners which will result in the cumulative Distributions pursuant to Section 4.2 (whether pursuant to said Section 4.2 or Section 6.4(a)(iv)) and 4.10 being in the amounts and sequence set forth in Section 4.4(b), and as if the remaining amount available for Distributions was equal to the aggregate positive balances in the Capital Accounts of the Partners (determined after taking into account all allocations of Profit or Loss, including the Profit or Loss arising from the Capital Transaction or dissolution).

          (b) Solely for purposes of computing the Capital Account balances of the Partners referred to in Section 4.4(a), the order of Distributions (determined after payment of all expenses and debts of the Partnership according to their terms) would be:

             (i) first, to the Partners in proportion to, and to the extent of, their respective Capital Contributions (and, with respect to Capital Contributions by the General Partner, in the same order and to the extent that such Capital Contributions were made);

             (ii) second, to the Partners in proportion to, and to the extent of, the respective amounts of (A) Cumulative Return in the case of the Limited Partners and (B) General Partner Cumulative Return in the case of the General Partner.

             (iii) third, (A) the remaining balance (if any) would be distributed to the Partners as follows:

                         PARTNERS                           PERCENTAGE
                         --------                           ----------
General Partner...........................................      20%
Limited Partners (as a class).............................      80%

             (B) Notwithstanding Section 4.4(b)(iii)(A), if the cumulative amount previously allocated to the Limited Partners or the General Partner pursuant to Section 4.4(b)(ii) has exceeded the Cumulative Return of the Limited Partners or the General Partner Cumulative Return determined as of 45 days after the end of the calendar year in which the Capital Transaction occurred, the amount otherwise allocable pursuant to
        Section 4.4(b)(iii)(A) to the Limited Partners and/or the General Partner, as applicable, shall be increased or decreased as necessary to cause the amount allocable to each Limited Partner and to the General Partner pursuant to Section 4.4(b)(ii) effectively to equal, respectively, the Cumulative Return of the Limited Partners and the General Partner Cumulative Return as determined at the time of the allocation with respect to the Capital Transaction;

          (c) Profit or Loss recognized upon a Capital Transaction involving less than all or substantially all of the Partnership assets shall be allocated to the Partners in the same manner that Profit and Loss is allocated in Section 4.4(a), and as if such Capital Transaction involved all or substantially all of the Partnership assets. Solely for purposes of this Section 4.4(c), the Cumulative Return and the General Partner Cumulative Return referred to in Section 4.4(b)(ii) shall be redetermined each time that an allocation is made pursuant to this Section 4.4(c); each determination shall be made on the basis of Distributions made as of 45 days after the end of the calendar year in which the Capital Transaction occurred, as well as the assumptions described in the next sentence. Any time that the Cumulative Return or the General Partner Cumulative Return is to be computed for purposes of this Section 4.4(c), it shall be computed as the amount that would accrue through the fifth anniversary of the initial Closing or, if the Capital Transaction occurs after such anniversary, through 45 days after the end of the calendar year in which the Capital Transaction occurred; it shall be assumed that no Distributions other than those described in the preceding sentence are made to the Partners during this period.

          (d) The Partners recognize that part of the Profit recognized by the Partnership in the case of a Capital Transaction may be treated for Federal income tax purposes (as a result of the application of Sections 1245 or 1250 of the Code) as gain from the sale, exchange or other disposition of an asset which is neither a capital asset nor property described in Section 1231 of the Code ("Depreciation Recapture"). It is the Partners' understanding and agreement that, to the extent possible, without increasing the total

     Profit on such disposition allocated to a Partner in any period pursuant to
     Section 4.4, the Depreciation Recapture will be considered to be allocated among the Partners in proportion to the depreciation deductions, with respect to Section 1245 property, and the "additional depreciation" (as defined in subsection 1250(b)(1)) with respect to Section 1250 property, previously allocated to the Partners.

     4.5 Allocations and Distributions Among Partners. Except as otherwise provided in this Agreement:

          (a) Each item of Profit, Loss or credit allocable to the Limited Partners, as a class, and all Distributions to the Limited Partners, as a class, shall be allocated or distributed, as the case may be, among the Limited Partners, pro rata, in accordance with their respective number of Units.

          (b) For purposes of determining the Profit or Loss, or any items thereof, allocable to a period, such determination shall be made on the basis selected by the General Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder. The Profit or Loss allocated among the Partners for any fiscal year, or part thereof, shall be allocated among the Partners in accordance with Code Section 706 and the Treasury Regulations thereunder, using any conventions permitted by law and selected by the General Partner. Following the initial Closing and each Closing (if any) thereafter, items of Profit or Loss allocable pursuant to Section 4.3 to the Limited Partners shall be ratably apportioned to and among each day for the period such items are being apportioned; the Limited Partners' Profit or Loss for each day shall be apportioned among the Limited Partners in accordance with their respective number of Units on such day.

     4.6 Minimum Allocation to the General Partner.  Any other provision in
Article IV to the contrary notwithstanding, the General Partner shall be allocated at least 1% of each item of Partnership income, gain, loss, deduction and credit allocated pursuant to Article IV hereof.

     4.7 Allocations and Distributions in the Event of Transfer. If all or any portion of a Unit is transferred in accordance with Article VII hereof, there shall be allocated to each Partner who held the transferred Partnership interest during the fiscal year of transfer the product of (a) each item of Partnership income, gain, Profit, deduction or Loss allocable to such transferred Partnership interest for such fiscal year, and (b) a fraction, the numerator of which is the number of days such Partner held the transferred Partnership interest during such fiscal year and the denominator of which is the total number of days in such fiscal year; provided, however, that the General Partner may allocate the Profit or Loss by closing the Partnership's books immediately after the transfer of any Partnership interest. Either allocation shall be made without regard to the date, amount or recipient of any Distributions which may have been made with respect to such transferred Unit. All Distributions on or before the date of transfer shall be made to the transferor, and all Distributions thereafter shall be made to the transferee.

     4.8 Withholding Requirements.

          (a) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements under the Code, Treasury Regulations or treaty, or under state or local law. In its sole discretion and as provided for in the Code, Treasury Regulations or treaty, or in state or local law, the General Partner may elect to withhold and pay over to the appropriate governmental agency a portion of any Distribution made to Partners.

          (b) Any amounts withheld by the Partnership pursuant to this Section
     4.8 shall be treated for all purposes of this Agreement as a Distribution by the Partnership to the Partners with respect to whom amounts are so withheld. In the event that amounts are withheld pursuant to this Section 4.8, the other provisions of this Agreement shall be adjusted as the General Partner deems necessary and appropriate in order to reflect such withholding.

     4.9 Tax Adjustments. In the event of any adjustment to the tax returns of the Partnership (resulting from an amended return, claim for refund, or an audit by the Internal Revenue Service or other taxing authority), the allocations under this Article IV shall be redetermined to take into account such adjustment as if it had been made at the time of the original allocations.

     4.10 Unpaid Second Capital Contribution. Proceeds from the Capital Contributions in respect of the purchase of Units, net of selling commissions and allowances, shall on and after the date hereof be distributed to the General Partner until the General Partner has received an amount equal to the lesser of
(a) the positive balance in its Capital Account and (b) the amount by which the Unpaid Second Capital Contribution exceeds the product of (i) proceeds from the Capital Contribution attributable to the issuance of one Unit pursuant to
Article III, net of selling commissions and allowances, and (ii) the number of Units described in Section 3.2 which remain unissued.

                                   ARTICLE V

                                   MANAGEMENT

     5.1 Exclusive Management Rights of General Partner. Subject to this Agreement, the General Partner shall have complete authority over and exclusive control and management of the business and affairs of the Partnership. The Limited Partners, as such, shall not take part in, or at any time interfere in any manner with, the management, conduct or control of the Partnership's business or operations and shall have no right or authority to act for or bind the Partnership. Notwithstanding the foregoing, a majority in interest of the Limited Partners may vote to approve or disapprove the sale of all or substantially all of the assets of the Partnership without the necessity for concurrence by the General Partner. Except as expressly provided elsewhere in this Agreement, the Limited Partners have no right to remove the General Partner, to compel the General Partner's withdrawal from the Partnership or to elect other General Partners.

     5.2 Authority and Duties of General Partner.

          (a) The General Partner shall devote such time and effort to the Partnership as may be reasonably necessary for the achievement of its purposes.

          (b) Subject only to the Act and the provisions of this Agreement, in connection with the management of the Partnership, the General Partner shall have and may exercise all of the rights, powers and privileges of a general partner of a partnership without limited partners, including, without limitation, the right, if, as and when the General Partner may deem necessary or appropriate on behalf of, and at the expense of, the
     Partnership:

             (i) to employ or engage other Persons to perform services for the Partnership and to compensate such Persons for their performance of such services, including, without limitation, the engagement of agents for the leasing of the Property and/or for its management under arrangements that provide for fees or commissions and for reimbursement of costs and expenses incurred in the performance of their services;

             (ii) to mortgage, encumber, lease (for periods which may exceed the term of the Partnership), sell, assign, transfer, grant options on (for periods which may exceed the term of the Partnership), exchange or otherwise dispose of the Partnership's property and assets and any interests therein;

             (iii) to borrow money from any Person, including any Partner, or any Affiliate of any Partner, on terms and conditions then prevailing in the financial markets, including, where appropriate, participations by the lender in Cash Flow from Operations, Distributable Proceeds from Capital Transactions or Distributable Proceeds from Refinancings; and to issue evidences of indebtedness therefor and to secure the same by mortgage, deed of trust, pledge or other lien or security interest; and in connection with any borrowing, to confess, or authorize the confession of, judgment against the Partnership provided, however, that any loan from the General Partner or any of its Affiliates will be subject to the provisions of Section 5.3(d)(viii) and (ix);

             (iv) to enter into and perform contracts and agreements of any kind, necessary or desirable to the development and operation of the Partnership's property or business and in connection with any matters incidental or related thereto provided, however, that except as permitted under Section 5.6(b), no such contracts or agreements shall be entered into on behalf of the Partnership with the General Partner or any of its Affiliates;

             (v) to acquire any property, real or personal, in fee or under lease, or any rights therein or appurtenant thereto; provided, however, that all real property acquisitions shall be supported by an appraisal prepared by a competent independent appraiser, which appraisal shall be maintained in the General Partner's records for five years and shall be available for inspection and duplication by any Limited Partner;

             (vi) to establish reasonable reserves from funds derived from Operating Revenue, Capital Transactions or Refinancings or from other sources, provided, however, that such reserves shall initially not be less than 3% of the proceeds from the sale of Units;

             (vii) to do anything which the General Partner may deem necessary or appropriate for the protection and preservation of the Partnership's assets; to carry insurance for public liability and other coverage appropriate to the business of the Partnership in such amounts and of such types as the General Partner may determine;

             (viii) to make and revoke any election permitted to the Partnership by any taxing authority in such manner as the General Partner, in its sole discretion, may decide;

             (ix) to admit substitute Limited Partners on transfer of the Units;

             (x) to compromise, settle or submit to arbitration and to institute, prosecute and defend any actions or claims in favor of or against the Partnership or relating to its business;

             (xi) to carry out the transactions described in or contemplated by the Prospectus.

          (c) The General Partner shall commit a percentage of the Capital Contributions to Investment in Properties which is equal to the greater of:
     (i) 80% of the Capital Contributions reduced by .1625% for each 1% of financing of Partnership properties; or (ii) 67% of the Capital Contributions.

          (d) The General Partner is hereby designated as the "tax matters partner", within the meaning of Section 6231(a)(7) of the Code and any comparable provisions of state and local law. Accordingly, the General Partner may exercise all rights, powers and privileges of the Partnership (at the expense of the Partnership) that the General Partner reasonably deems to be necessary or appropriate in connection with matters involving the Partnership's Federal, state and local tax returns, including all examinations of affairs of the Partnership, and any resulting administrative and judicial proceedings. Each Partner agrees reasonably to cooperate with the General Partner in the conduct of all such examinations and proceedings.

     5.3 Limitations on Authority and Powers of General
Partner.  Notwithstanding any other provision in this Agreement:

          (a) without the prior Consent of all of the Limited Partners, the General Partner shall not alter the business of the Partnership as set forth in Section 1.6;

          (b) without the prior Consent of a majority in interest of the Limited Partners, the General Partner shall not:

             (i) except as provided in Section 8.6, invest in the securities of other issuers, except for short-term money-market investments;

             (ii) knowingly perform any act which would cause the Partnership to be deemed an investment company as defined in the Investment Company Act of 1940;

             (iii) except as permitted by Section 5.3(c) or Section 6.1, voluntarily take any action that will cause the dissolution of the Partnership;

             (iv) sell, assign, transfer, exchange, lease or otherwise dispose of all or substantially all of the assets of the Partnership in a single transaction or pursuant to a single plan.

          (c) The General Partner shall not voluntarily withdraw, retire or resign as general partner of the Partnership (and shall be liable to the Partnership for any resultant damage if it so does), or assign, transfer or otherwise dispose of all or any part of its general partnership interest unless:

             (i) the General Partner obtains the Consent of a majority in interest of the Limited Partners;

             (ii) in the case of withdrawal, retirement or resignation of a sole remaining general partner, the General Partner provides an additional or successor general partner approved by the Consent of a majority in interest of the Limited Partners; and

             (iii) the Partnership receives an opinion of its counsel to the effect that such withdrawal, retirement, resignation, assignment, transfer or other disposition would not subject the Partnership to Federal income taxation as an association taxable as a corporation rather than as a partnership and would not result in a termination of the Partnership for Federal income tax purposes.

          (d) Other than as authorized in this Agreement or the Prospectus, neither the General Partner nor any Affiliate of the General Partner shall:

             (i) enter into any agreements, contracts, or arrangements with the Partnership or with the General Partner acting on behalf of the Partnership;

             (ii) be given an exclusive right to sell or exclusive employment to sell the Property for the Partnership;

             (iii) enter into an agreement or contract with the Partnership for the development of the Property or the construction of improvements on the Property;

             (iv) sell or lease to the Partnership any property in which the General Partner or any such Affiliate has an interest; except that the General Partner or any such Affiliate may purchase property in its own name (and assume loans in connection therewith) and temporarily hold title thereto for the purpose of facilitating the acquisition of such property or the borrowing of money or obtaining of financing for the Partnership, or completion of construction of the property, or any other purpose related to the business of the Partnership, provided that such property is purchased by the Partnership for a price no greater than the cost of such property to the General Partner or such Affiliate, and provided there is no difference in interest rates of the loans secured by the property at the time acquired by the General Partner or such Affiliate and at the time acquired by the Partnership, and provided that there is no other benefit arising out of such transaction to the General Partner or such Affiliate apart from compensation otherwise permitted by this Agreement or the Prospectus;

             (v) purchase or lease property from the Partnership;

             (vi) sell goods or materials to the Partnership;

             (vii) borrow money from the Partnership;

             (viii) lend money to the Partnership if interest rates and other finance charges and fees in connection with such loan are in excess of the amounts charged by unrelated banks on comparable loans for the same purpose in the locality of the Property or if such loan requires a prepayment charge or penalty;

             (ix) lend money to the Partnership on a permanent basis unless such lending is through use of an "all-inclusive" or "wrap-around" note and all of the following conditions are met:

                (A) the General Partner or its Affiliate under the all-inclusive note shall not receive interest on the amount of the underlying encumbrance included in the all-inclusive note in excess of that payable to the lender on that underlying encumbrance;

                (B) the Partnership shall receive credit on its obligation under the all-inclusive note for payments made directly on the underlying encumbrance; and

                (C) a paying agent (a bank, escrow company, or savings and loan) shall collect payments (other than any initial payment of prepaid interest or loan points not to be applied to the underlying encumbrance) on the all-inclusive note and make disbursements therefrom to the holder of the underlying encumbrance prior to making any disbursement to the holder of the all-inclusive note, subject to the requirements of subsection (A) above, or, in the alternative, all payments on the all-inclusive and underlying note shall be made directly by the Partnership;

             (x) receive any rebates or give-ups or participate in any reciprocal business arrangements which would have the effect of circumventing any of the provisions of this Agreement;

             (xi) acquire any property on behalf of the Partnership in exchange for Units.

             (xii) make any in-kind distributions.

          (e) Any agreement, contract or arrangement between the Partnership and the General Partner or any Affiliate of the General Partner shall: (i) be fully and promptly disclosed to all Partners, if not previously disclosed, in one of the reports provided for in Section 8.4, stating the compensation to be paid by the Partnership; and (ii) be terminable by either party, without penalty, on 60 day's prior written notice.

     5.4 Duties and Obligations of the General Partner.

          (a) The General Partner shall take all actions which may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State of Delaware.

          (b) The General Partner shall devote to the Partnership such time as may be necessary for the proper performance of its duties hereunder, but the officers and directors of the General Partner shall not be required to devote their full time to the performance of such duties.

          (c) The General Partner shall use its best efforts to maintain at all times a net worth (which may be aggregated with the net worth of additional General Partners, if any) at a level sufficient to assure that the Partnership will be classified for Federal income tax purposes as a partnership and not as an association taxable as a corporation.

          (d) The General Partner shall at all times conduct its affairs and the affairs of the Partnership and all of its Affiliates in such a manner that neither the Partnership nor any Partner or any Affiliate of any Partner will have any personal liability under any mortgage on any of the Property, except that the General Partner or an Affiliate thereof may (but shall not be required to) incur such personal liability if in the opinion of the General Partner it would be in the best interests of the Limited Partners to incur such personal liability.

          (e) The General Partner shall prepare or have prepared and shall file on or before the due date (or any extension thereof) any Federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay any taxes payable by the Partnership.

          (f) The General Partner shall obtain and keep in force during the term such public liability insurance in favor of the Partnership with such insurers and in such amounts as the General Partner deems advisable, but in amounts not less (and with deductible amounts not greater) than those customarily maintained with respect to properties comparable to the Property.

          (g) The General Partner shall be under a fiduciary duty to conduct the affairs of the Partnership in the best interests of the Partnership and of the Limited Partners, including the safekeeping and use of all Partnership funds of the Partnership whether or not in the General Partner's possession or control. The General Partner shall not employ, or permit another Person to employ Partnership funds or assets in any manner except for the exclusive benefit of the Partnership. Neither the General Partner nor any Affiliate of the General Partner shall enter into any transaction with the Partnership unless the transaction is permitted hereunder or is entered into principally for the benefit of the Partnership in the ordinary course

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     of Partnership business. The Partnership shall not permit any Limited
     Partner to contract away the fiduciary duty owed to the Limited Partners by the General Partner under common law.

          (h) The General Partner shall use its best efforts to assure that the Partnership will not be deemed an investment company as such term is defined in the Investment Company Act of 1940.

          (i) The General Partner shall submit, upon request, to the official or agency administering the securities law of any state in which the Units are registered for sale, any report or statement required to be distributed to the Limited Partners pursuant to this Agreement.

          (j) The General Partner shall maintain in its records and shall require any broker-dealer engaged to sell Units to maintain in their records a copy of the Subscription Agreement and Power of Attorney executed by each subscriber as a record of the representation of each subscriber that he meets the minimum suitability standards for investment in the Partnership and that he is purchasing for his own account or that the person or entity for whose account the purchase is being made meets such suitability standards.

     5.5 Consent of Limited Partners. If the General Partner, on behalf of the Partnership, intends to accomplish any act requiring the Consent of some or all of the Limited Partners, it shall give prior notice to the Limited Partners of such intention (or opportunity) and the proposed terms thereof.

     5.6 Compensation of General Partner and Reimbursement of Expenses.

          (a) In addition to the distributions the General Partner is entitled to receive pursuant to Article IV, the Partnership shall pay to the General Partner and its Affiliates the fees set forth in the Prospectus; provided, however, that in no event shall the amount paid by the Partnership to the General Partner for its services to the Partnership in any year exceed the lesser of 1/4 of 1% of the cost of the Property or $15,000 and in no event shall the amount paid in all years exceed $128,021 (2% of the cost of the Property).

          (b) The Partnership shall pay or reimburse the General Partner for all expenses and costs incurred in connection with the formation, organization, administration, operation and termination of the Partnership and those incurred in connection with the issuance, distribution, transfer and registration of Units including, without limitation: (i) costs of borrowed money; (ii) taxes and assessments; (iii) costs of personnel employed by the Partnership (including costs of employees of the General Partner or its Affiliates to the extent that such costs are directly attributable to the rendering of services which may be charged to the Partnership); and (iv) legal, audit, accounting, appraisal and other professional fees. The amount reimbursed shall in no event exceed the lesser of the cost of such services or 90% of the competitive price which would be charged by non-affiliated persons. No other services shall be performed by the General Partner or any of its Affiliates for the Partnership except in extraordinary circumstances and except as specifically authorized herein.

          (c) The Partnership shall pay or reimburse the General Partner for the cost of all goods or materials purchased from an independent third party which are used by the Partnership.

          (d) All expenses shall be billed directly to and paid by the Partnership. No payment shall be permitted for services for which the General Partner or any of its Affiliates are entitled to compensation by way of a separate fee. The following shall be excluded from allowable reimbursements: (i) rent or depreciation, utilities, capital equipment and other similar administrative overhead items; (ii) salaries, fringe benefits, travel expenses and other similar administrative items of the General Partner (or any controlling persons of the General Partner) or any of its Affiliates. In the Partnership's annual report to the Limited Partners, there shall be provided a breakdown of reimbursements made to the General Partner and its Affiliates, including all information set forth in
     Section 8.4(b) hereof.

          (e) For purposes of this Section 5.6, a controlling person includes but is not limited to, any person, whatever their title, who performs functions for the General Partner similar to those of (i) Chairman or member of the Board of Directors; (ii) Executive Management, such as the President, Vice President or Senior Vice President, Corporate Secretary or Treasurer; (iii) Senior Management, such as the Vice
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     President of an operating division who reports directly to Executive
     Management; or (iv) those holding 5% or more equity interest in the General Partner or a person having the power to direct or cause the direction of the General Partner, whether through the ownership of voting securities, by contract, or otherwise.

     5.7 Other Compensation, Commissions and Fees.

          (a) Any Acquisition Fee or Acquisition Expense paid shall be reasonable and shall be payable only for services actually rendered and to be rendered directly or indirectly. The total of all such compensation paid by the Partnership to all Persons involved in the acquisition of the Property shall not exceed the lesser of such compensation customarily charged in arms'-length transactions by others rendering similar services as an ongoing public activity in the same geographical location and for comparable property or an amount equal to 8.9% of the gross proceeds from the sale of the Units.

          (b) The total compensation paid to all Persons for the resale of the Property shall be limited to a competitive real estate commission, not to exceed 6% of the contract price for the sale of the Property. If the General Partner or an Affiliate of the General Partner provides a substantial amount of the services in the sales effort, the General Partner or such Affiliate may receive up to one-half of the competitive real estate commission, not to exceed 3%; provided, the Limited Partners have received Distributions from Distributable Proceeds from Capital Transactions equal to their Capital Contributions plus their Unpaid Cumulative Returns.

          (c) The Partnership shall not pay a commission or fee to the General Partner or any of its Affiliates in connection with any reinvestment.

          (d) Neither the General Partner, nor any of its Affiliates, or any underwriter, dealer or salesman of interests in the Partnership shall directly or indirectly pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchaser of interests in the Partnership; provided, however, that this subsection shall not prohibit the normal sales commissions (not to exceed, together with allowances, an aggregate of $570,000) payable to a registered broker-dealer or other properly licensed Person for selling Units.

          (e) The Partnership shall, at such times as the General Partner deems appropriate, pay to the General Partner all or any portion of the Guaranteed Return from the Capital Contributions made in respect of the purchase of Units and the cash receipts arising from Capital Transactions and Refinancings, net of the amount which the Partnership is required to distribute to the Limited Partners as set forth in Section 4.2(a)(i).

     5.8 Limitation of Responsibility of General Partner; Indemnification.

          (a) The General Partner shall have no liability to the Partnership or to any Partner for any loss suffered by the Partnership (including any disallowance by any taxing authority of any deduction taken on any Partnership tax return) which arises out of any action or inaction of the General Partner if the General Partner, in good faith, determined that such course of conduct was in the best interests of the Partnership and such course of conduct did not constitute negligence or misconduct of the General Partner. The General Partner shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it and arising out of any action or inaction of the General Partner if the General Partner, in good faith, determined that such course of conduct was in the best interests of the Partnership and such course of conduct did not constitute negligence or misconduct of the General Partner. This indemnification shall be made from the assets of the Partnership and no Partner shall be personally liable therefor.

          (b) Notwithstanding Section 5.8(a), the General Partner shall not be indemnified for any losses, liabilities or expenses or litigation costs arising from or out of any alleged violation of Federal or state securities laws unless: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; or (ii) such claims have been dismissed

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     with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee; and finds that indemnification of the settlement and related costs should be made. In any claim for indemnification for Federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and state securities commissions (including the securities commission of Massachusetts) with respect to the issue of indemnification for securities law violations.

          (c) Notwithstanding Section 5.8(a), any person acting as a broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws or negligence unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations or negligence as to the particular indemnitee; and the court approves indemnification of the litigation costs, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; and the court approves indemnification of the litigation costs or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee; and finds that indemnification of the settlement and related costs should be made. Each such indemnitee undertakes to inform any court approving such indemnification of the position of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other state or independent regulatory bodies (if applicable) concerning such indemnification.

          (d) The Partnership shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

          (e) The provision of advances from Partnership funds to the General Partner for legal expenses and other costs incurred as a result of any legal action initiated against the General Partner by a Limited Partner, as such, of the Partnership is prohibited. The provision of advances from Partnership funds to a General Partner for legal expenses and other costs incurred as a result of a legal action is permissible if the following three conditions are satisfied: (i) the legal action relates to the performance of duties or services by the General Partner on behalf of the Partnership; and (ii) the legal action is initiated by a third party who is not a Limited Partner of the Partnership; and (iii) the General Partner evidences its obligation to repay the advanced funds to the Partnership in cases in which it would not be entitled to indemnification under this
     Section 5.8 by delivering a full recourse promissory note to the Partnership.

          (f) For the purposes of this Section 5.8, the term General Partner shall also include Affiliates of the General Partner for acts which were within the scope of the General Partner's authority in performing services on behalf of the Partnership.

     5.9 Removal and Replacement of General Partner. The General Partner may be removed and a new General Partner elected by the Consent of a majority in interest of the Limited Partners,

                                   ARTICLE VI

                   DISSOLUTION, CONTINUATION AND TERMINATION

     6.1 Dissolution. The Partnership shall be dissolved on the happening of any of the following events:

          (a) the Termination of any General Partner, unless the business of the Partnership is continued as provided in Section 6.2;

          (b) the sale, condemnation or other disposition of all or substantially all the assets of the Partnership and the collection or the disposition of any purchase money obligations received by the Partnership in connection with the disposition of its assets;

          (c) the expiration of the term set forth in Section 1.4;

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

          (d) the Consent of a majority in interest of the Limited Partners that the Partnership should be dissolved.

     6.2 Continuation.

          (a) On the Termination of a General Partner, if the Partnership receives an opinion of counsel to the effect that the continuation of the Partnership would not subject the Partnership to Federal income taxation as an association taxable as a corporation: (i) then, if there is one or more remaining General Partner, the remaining General Partner(s) shall have the right, within 45 days of such event, to continue the Partnership and its business in accordance with this Agreement; or (ii) then, if there is no remaining General Partner, the Limited Partners shall have the right, by the Consent of all of the remaining Partners, within 180 days after receiving notice of such Termination, to reconstitute the Partnership and continue its business in accordance with this Agreement by selecting one or more new General Partners who agree in writing to be bound by this Agreement.

          (b) On the Termination of any General Partner, if the business of the Partnership is continued under this Section 6.2, the Terminated General Partner shall forthwith cease to have any rights or powers of a general partner under this Agreement.

     6.3 Purchase of General Partner's Interest.

          (a) On any continuation of the Partnership under Section 6.2 (other than a continuation following a transaction in compliance with Section 5.3(c)), the Partnership may terminate the Terminated General Partner's interest in Partnership income, losses, Distributions, and capital by payment of an amount equal to the then present fair market value of the Terminated General Partner's interest in such items determined by agreement of the Terminated General Partner and the Partnership, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The expense of arbitration shall be borne equally by the Terminated General Partner and the Partnership. The fair market value of the Terminated General Partner's interest shall be the amount the Terminated General Partner would receive upon dissolution and Termination of the Partnership assuming that such dissolution or Termination occurred on the date of the terminating event and the assets of the Partnership were sold for their then fair market value without any compulsion on the part of the Partnership to sell such assets.

          (b) The method of payment to the Terminated General Partner shall protect the solvency and liquidity of the Partnership. Where the Termination is voluntary, the method of payment shall provide for a non interest bearing unsecured promissory note with principal payable, if at all, from Distributions which the Terminated General Partner otherwise would have received under the Partnership Agreement had the General Partner not terminated. Where the Termination is involuntary, the method of payment shall provide for an interest bearing promissory note coming due in no less than 5 years with equal installments each year.

     6.4 Liquidation.

          (a) On any dissolution of the Partnership, absent continuation under
     Section 6.2, the Partnership shall be terminated and liquidated within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g), and its affairs shall be wound up as soon as practicable by the General Partner, or, if there is no General Partner then remaining, by a Person designated by the Consent of a majority in interest of the Limited Partners. In winding up the affairs of the Partnership, such General Partner or Person (the "Liquidator") shall liquidate the assets of the Partnership in such manner as he determines, allowing a reasonable time in order to minimize losses attendant on liquidation. Any Partner may purchase any of the assets at any public or private liquidation sale. Profits and Losses arising from the liquidation shall be allocated in accordance with Section 4.4. The proceeds from the liquidation shall be applied and distributed in the following order of priority:

             (i) to the payment of all debts and liabilities, other than non-recourse debt, of the Partnership in the order of priority provided by their terms and provided by law, other than those to Partners;

             (ii) to the payment of all debts and liabilities of the Partnership to Partners, in accordance with their terms;

             (iii) to the establishment, for such period as the Liquidator deems reasonably necessary, of such Reserves as the Liquidator deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership; and

             (iv) to the Partners in the manner provided in Section 4.2(b).

          (b) On liquidation, the General Partner shall, in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b), contribute to the capital of the Partnership (and the amount so contributed to be treated as proceeds from the liquidation) the lesser of:

             (i) the amount necessary to restore any deficit balance in its Capital Account to zero; and

             (ii) the excess of 1.01% of the total Capital Contributions of the Limited Partners over the previous Capital Contributions by the General Partner

          (c) The debts and liabilities of the Partnership shall not include obligations of the Partnership to Partners on account of their contributions or in respect to Profits (or other compensation by way of income) or capital.

     6.5 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 6.4 in order to minimize any losses otherwise attendant upon such winding up, provided that the liquidation is carried out in conformity with the timing requirements of Treasury Regulation
Section 1.704-1(b)(2)(ii)(b).

                                  ARTICLE VII

                               TRANSFER OF UNITS

     7.1 Transfer by Limited Partners. No Limited Partner may sell, transfer or assign his Units or any interest therein unless:

          (a) such Limited Partner ("Assignor") and the purchaser, transferee or assignee ("Transferee") execute, acknowledge and deliver to the Partnership such instruments of transfer and assignment and other documents as are required by the General Partner;

          (b) the interest being sold, transferred or assigned is one Unit or more or the entire limited partnership interest of the Assignor and unless:
     (i) if the transferor or transferee is other than an individual retirement account, either the transferor or transferee would own at least five Units; and (ii) if the transferor or transferee is an individual retirement account, either the transferor or transferee would own at least two Units (except that, in its discretion, the General Partner may waive this requirement for transfers by gift, inheritance or family dissolutions or transfers to Affiliates of the transferor);

          (c) such sale, transfer or assignment would not violate any applicable Federal or state securities (including any investment suitability standards), real estate syndication or comparable law;

          (d) such sale, transfer or assignment would not cause a termination of the Partnership for Federal income tax purposes (however, the General Partner may waive the requirement that there be no such termination if, in the opinion of the General Partner, such termination would not have a material adverse effect on the Partners); and

          (e) the Assignor or the Transferee pays or reimburses the Partnership for its actual, reasonable and necessary expenses in connection therewith, provided that such expenses shall not exceed $100.

     7.2 Substitute Limited Partners. No Transferee of an interest in the Partnership shall have any right to become a substitute Limited Partner if in the opinion of counsel to the Partnership as a result of such

                                      A-22
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substitution the Partnership would be subject to Federal income taxation as an association taxable as a corporation and unless:

          (a) the Assignor gives the Transferee such right; and

          (b) the Transferee executes a counterpart of this Agreement and such other documents as the General Partner may require to confirm the Transferee's undertaking to be bound by this Agreement; and

          (c) the Assignor or the Transferee pays or reimburses the Partnership for its actual, reasonable and necessary expenses in connection therewith, provided that such expenses shall not exceed $100.

     7.3 Transfer on Death or Incapacity. On the death or incapacity of a Limited Partner, his successor-in-interest shall have the right to become a substitute Limited Partner on written notice to the Partnership within 90 days after the appointment of such Limited Partner's legal representative, but not later than 180 days after the death or certified incapacity of such Limited Partner.

     7.4 Additional Limited Partners. Once all the Units have been issued, no additional Limited Partners shall be admitted to the Partnership except as a substitute Limited Partner upon a transfer by a Limited Partner of all or a portion of his Units in accordance with this Article VII.

     7.5 Indemnification and Terms of Admission. Each Limited Partner shall indemnify and hold harmless the Partnership and the General Partner (and its directors, officers, shareholders, employees, agents and Affiliates) and every other Limited Partner (collectively, the "Indemnitees") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual misrepresentation or misstatement of facts or omission to state facts by such Limited Partner in connection with any assignment, transfer, encumbrance or other disposition of all or any part of an interest as a Limited Partner in the Partnership, against expenses for which the Indemnitee has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement), actually and reasonably incurred by him in connection with such action, suit or proceeding.

     7.6 Recognition of Assignments and Substituted Partners. The Partnership shall recognize an assignment of an interest in the Partnership not later than the last day of the calendar month following the date the notice of assignment and other required documentation is received and accepted by the General Partner. The Partnership shall amend the certificate of limited partnership on the first day of each fiscal quarter to effect substitutions.

                                  ARTICLE VIII

                         FINANCIAL MATTERS AND REPORTS

     8.1 Financing. All mortgage financing obtained by the Partnership upon the Property shall be fully amortized in equal payments over not more than 30 years. All financing (including financing to which the Property was subject when purchased by the Partnership) including all-inclusive and wrap-around loans and interest-only loans shall provide that no balloon payment will become due sooner than the earlier of: (1) ten years from the date the Partnership acquired the Property, or (2) two years beyond the anticipated holding period of the Property, but in no event sooner than seven years from the date the Partnership acquired the Property. The foregoing balloon payment limitation shall not apply to financing representing, in the aggregate, 25% or less of the total purchase price of the Property acquired, or to interim financing, including construction financing, with a full take-out commitment.

     8.2 Books and Records. The Partnership shall keep complete and accurate books of account and records of its transactions. The books of account and other records of the Partnership shall be kept at the principal office of the Partnership. On reasonable notice to the General Partner, each Partner or his designated representative shall have access to such books and records during reasonable business hours and may inspect and make copies of them. As part of its books and records, the Partnership shall maintain a list of the names and addresses of and number of Units owned by each Limited Partner; upon paying the costs of assembly

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

duplication and mailing such list which will be made available, on request, to any Limited Partner or his designated representative.

     8.3 Accounting. The Partnership shall adopt the accrual method of accounting for Federal income tax purposes. Its fiscal year shall be the calendar year.

     8.4 Reports.

          (a) Within 60 days after the end of each of the first three calendar quarters of each fiscal year, the General Partner shall send to each Person who was a Limited Partner during such quarter certain unaudited reports, including: (i) a balance sheet; (ii) a profit and loss statement; (iii) a cash flow statement; (iv) a statement describing any new agreement, contract or arrangement required to be reported by Section 5.3 and the amount of all fees and other compensation and distributions and reimbursed expenses paid by the Partnership for such quarter to the General Partner or any Affiliate of the General Partner; and (v) a report of the significant activities of the Partnership during such quarter. The various reports required pursuant to this Section 8.4(a) may be sent earlier than or separately from any of the other reports required pursuant to this Section 8.4(a), and the information required to be contained in any of the reports required pursuant to this Section 8.4(a) may be contained in more than one report.

          (b) Within 120 days after the end of each calendar year, the General Partner shall deliver to each Limited Partner an annual report containing the following:

             (i) a balance sheet as of the end of such year and statements of income, partners: equity and changes in financial condition, for such year, all of which shall be prepared in accordance with generally accepted accounting principles and shall be accompanied by an auditor's report containing an opinion of an independent public accountant; (ii) an audited statement of cash flow; (iii) a report of the activities of the Partnership during such year; (iv) a report summarizing the fees and other remuneration and reimbursed expenses (including a breakdown of such expenses) from the Partnership for such year to the General Partner or any Affiliate of the General Partner and services performed, which shall be verified by the independent public accountants, along with a verification of the allocation of such costs to the Partnership, in accordance with generally accepted auditing standards; and (v) a statement (which need not be audited) showing the distributions made to the Limited Partners and the distributions made to the General Partner and identifying the source of each such distribution for such year. The method of verification provided under subsection (iv) shall include at a minimum: (A) a review of the time records of individual employees, the cost of whose services were reimbursed, and (B) a review of the specific nature of the work performed by each such employee. The additional cost of the verification provided under subsection (iv) shall be reimbursed to the General Partner by the Partnership only to the extent that, when added to the reimbursement for administrative services rendered, such reimbursement does not exceed the lesser of the cost of such services to the General Partner or 90% of the competitive price which would be charged by nonaffiliated persons rendering similar services in the same or comparable geographic location.

          (c) Commencing not later than the start of the second full calendar year after the issuance of the Units, the Partnership will provide the Limited Partners with a report of the value of each Unit at the end of each year. Such report may be based on a valuation provided by an Affiliate of the General Partner Such report shall be sent to the Limited Partners within 120 days following the close of each year.

          (d) Within 60 days after the end of each calendar quarter in which a Capital Transaction or Refinancing occurs, the General Partner shall send to each Person who was a Limited Partner at the time of such Capital Transaction or Refinancing a report as to the nature of such Capital Transaction or Refinancing and as to the Profit or Loss and Distributable Proceeds from the Capital Transaction and Distributable Proceeds from the Refinancing arising from such Capital Transaction or Refinancing.

          (e) Within 60 days of the end of each fiscal period for which Form
     10-Q under the Securities Exchange Act of 1934 is filed with the Securities and Exchange Commission, the General Partner shall
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     send the financial information required by such Form 10-Q to any Person who was a Limited Partner during such period.

          (f) If the Securities and Exchange Commission promulgates rules which allow a reduction in reporting requirements, the Partnership may cease preparing and filing certain of the aforementioned reports if the General Partner determines such action to be in the best interests of the Partnership.

     8.5 Tax Information. Within 75 days after the end of each calendar year, the General Partner shall deliver to each Person who was a Partner at any time during the year all information concerning the Partnership necessary for the preparation of such Partner's Federal income tax returns and, on request of a Limited Partner, necessary to prepare such Partner's state income tax return. The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with appropriate authorities.

     8.6 Bank Accounts. All moneys received by the Partnership from the Partners shall be deposited in a Partnership account or accounts which shall be in such bank or banks as are selected by the General Partner and which shall be maintained in the name of and for the benefit of the Partnership. Thereafter, all revenues, bank loan proceeds and other receipts will be deposited and maintained in such account or accounts and all expenses, costs and similar items will be paid from such accounts by the General Partner for Partnership purposes. Until required in the conduct of the Partnership's business, Partnership funds, including, without limitation, Partners' Capital Contributions, Partnership revenues and proceeds of borrowings by the Partnership, will be maintained on deposit (including time deposits) in such account or accounts, with or without interest, or invested in United States government securities, certificates of deposit of United States banks having assets of at least $100,000,000, money market funds having assets of at least $100,000,000 or commercial paper rated "A" or better by Moody's Investor Service, Inc. as the General Partner, in its sole discretion, deems advisable. Any investments will be for the Partnership account. Partnership funds from any of the various sources mentioned above may be commingled with other Partnership funds, but not with the separate funds of the General Partner, or any other Person, and may be withdrawn, expended and distributed as authorized by this Agreement. All withdrawals from such accounts shall be made on the signature of such Person or Persons as the General Partner designates.

                                   ARTICLE IX

                               POWER OF ATTORNEY

     9.1 Power of Attorney. By executing the Counterpart Signature Page hereto, each Limited Partner has appointed the General Partner (and its successors as General Partners) as the Limited Partner's agent and attorney-in-fact as provided therein. Each Limited Partner shall execute and deliver to the General Partner, within five days after receipt of a request therefor, such designations, additional powers of attorney and other instruments as the General Partner may deem necessary to confirm the power and authority granted in the power of attorney.

                                   ARTICLE X

                                   AMENDMENT

     10.1 By General Partner. This Agreement may be amended by the General Partner, without the approval of any other Partner:

          (a) if such amendment is solely for the purpose of clarification and does not change the substance hereof;

          (b) if such amendment is for the purpose of admitting substitute or additional Limited Partners, or changing the name of the Partnership in the manner permitted by this Agreement;

          (c) if such amendment is necessary or appropriate to maintain the limited liability of the Limited Partners, to satisfy the requirements of any Federal or state securities or real estate syndication law or regulations or to assure that the Partnership will not be treated as an association taxable as a corporation for Federal income tax purposes. Any amendment under this Section 10.1 (c) may be made effective as of the date of this Agreement; and

          (d) if such amendment is: (i) of an inconsequential nature and does not adversely affect the Limited Partners in any material respect; (ii) necessary or desirable to cure any ambiguity, to correct or supplement any provision hereof that would be inconsistent with any other provision hereof or to make any other provision with respect to matters or questions arising under this Agreement that would not be inconsistent with the provisions of this Agreement; (iii) necessary or desirable to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any Federal or state agency or contained in any Federal or state statute; or (iv) required, permitted or contemplated by this Agreement.

     10.2 By the Partners. This Agreement may be amended with or without the consent of the General Partner with the Consent of a majority in interest of the Limited Partners.

     10.3 Limitations.

          (a) No amendment under Section 10.2 which has not been adopted with the Consent of all Partners shall:

             (i) reduce the obligations of the General Partner;

             (ii) modify the term of the Partnership;

             (iii) amend this Article X;

             (iv) cause the Partnership to be classified for Federal income tax purposes as an association taxable as a corporation rather than as a partnership; or

             (v) decrease the vote of the Limited Partners required to exercise any rights or take any action under this Agreement.

          (b) Without the Consent of each Partner who would be adversely affected, no amendment under Section 10.2 shall (i) alter the interest of the Partners in Profits, Losses or Distributions; (ii) adversely affect the vested rights of any Partner; (iii) reduce the rights or enlarge the obligations or liabilities of any Partner; (iv) convert a Limited Partner into a General Partner or otherwise adversely affect the limited liability of a Limited Partner; or (v) cause the Partnership to be classified for Federal income tax purposes as an association taxable as a corporation rather than a partnership.

     10.4 Amendment of Certificate. If this Agreement is amended pursuant to this Article X, the Certificate shall be amended to reflect such change if the General Partner deems such amendment to be necessary or advisable.

                                   ARTICLE XI

                                    MEETINGS

     11.1 Calling of Meetings; Location. Meetings of the Limited Partners for any purpose with respect to which the Limited Partners are entitled to vote may be called by the General Partner at any time (there being no obligation to hold annual or other meetings of the Limited Partners) or by one or more Limited Partners holding not less than 10% of the outstanding interests of the Limited Partners. Meetings shall be held at the principal office of the Partnership or at such other place as may be designated by the General Partner or, if the meeting is called by Limited Partners, as designated by such Limited Partners. In addition, the General Partner may, but shall not be obligated to, submit any matter upon which the Limited Partners are entitled to act to the Limited Partners for a vote by written consent without a meeting pursuant to subsection
(ii) of this Section 11.2.

     11.2 Voting. A Limited Partner shall be entitled to cast one vote for each Unit which he owns: (i) at a meeting, in person, by written proxy or by a signed writing directing the manner in which he desires that his vote be cast which writing must be received by the General Partner prior to such meeting; or (ii) without a meeting, by a signed writing directing the manner in which he desires that his vote be cast, which writing must be received by the General Partner prior to the date upon which the votes of Limited Partners are to be counted. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

     11.3 Notice of Meetings. Upon request in writing to the General Partner by any Limited Partner(s) entitled to request a meeting, the General Partner shall cause notice to be given to the Limited Partners that a meeting will be held at a time requested by the Limited Partner(s) requesting the meeting, not less than 15 nor more than 60 days after receipt of the request. Written notice of the meeting shall be given either personally or by certified mail not less than 10 nor more than 60 days before the date of the meeting to the Limited Partners. Included with the notice shall be a detailed statement of the action proposed, including a verbatim statement of the wording of any resolution proposed for adoption by the Limited Partners and of any proposed amendment to the Partnership Agreement. An affidavit or certificate of mailing of any notice in accordance with the provisions of this Section executed by the General Partner, shall constitute conclusive (but not exclusive) evidence of the giving of notice.

     11.4 Record Date. For purposes of determining the Limited Partners entitled to notice or to vote at a meeting of the Limited Partners or to give consents without a meeting as provided in this Section 11.1, the General Partner may set a Record Date, which Record Date shall not be less than 10 days nor more than 60 days prior to the date of such meeting or which Record Date shall be the date of the earliest consent in the event of such consents without a meeting, subject to the provisions of the last sentence of subsection (ii) of this
Section 11.2.

     11.5 Adjournment or Postponement. When a meeting is adjourned or postponed to another time or place, notice need not be given of the adjourned or postponed meeting and a new Record Date need not be fixed if the time and place of such adjourned or postponed meeting are announced at the meeting at which such adjournment or postponement is taken, unless such adjournment or postponement shall be for more than 45 days. At the adjourned or postponed meeting, the Partnership may transact any business that would have been permitted to be transacted at the original meeting. If the adjournment or postponement is for more than 45 days, or if a new Record Date is fixed for the adjourned or postponed meeting, a new notice of the adjourned or postponed meeting shall be given in accordance with this Section 11.1.

     11.6 Attendance at Meetings; Waiver of Notice. The transactions of any meeting of Limited Partners however called and noticed, and wherever held, are as valid as though they had been approved at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Limited Partners entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting, or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the Partnership records or made a part of the minutes of such meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting; provided, however, that no such waiver shall occur when the Limited Partner objects, at the beginning of the meeting, to the transaction of any business at such meeting because the meeting is not lawfully called or convened; and provided further, that attendance at a meeting is not a waiver of any right to object to the consideration of any matters required to be included in the notice of the meeting, but not so included, if the objection is expressly made at the meeting.

     11.7 Quorum. Limited Partners of Record who are Limited Partners with respect to more than 50% of the total number of all outstanding Units, whether represented in person or by proxy, shall constitute a quorum at a meeting of Limited Partners. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment of such meeting, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the requisite vote of Limited Partners specified in this Agreement. In the absence of a quorum, any meeting of Limited Partners may be adjourned or postponed from time to time by the affirmative vote of a majority of the Limited Partnership Units represented either in person or by proxy at such meeting, but no other business may be transacted.

     11.8 Conduct of Meetings by General Partner. The General Partner shall be solely responsible for conducting any meeting of Limited Partners, including without limitation the determination of Limited Partners entitled to vote at such meeting, the existence of a quorum for such meeting, the conduct of voting at such meeting, the validity and effect of any proxies represented at such meeting and the determination of any controversies, votes or challenges arising in connection with or during such meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and further shall designate a Person to take the minutes of any meeting, which Person, in either case, may be, without limitation, a Partner or any employee or agent of the General Partner. The General Partner may make all such other regulations, consistent with applicable law and this Agreement, as it may deem advisable concerning the conduct of any meeting of the Limited Partners, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and the submission and examination of proxies and other evidence of the right to vote.

     11.9 Actions by Consent in Writing. Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all of the Limited Partners were present and voted. The General Partner shall give prompt notice of the taking of action without a meeting to the Limited Partners who have not consented thereto in writing. If consent to the taking of any action by the Limited Partners is solicited by any person other than by or on behalf of the General Partner, the written consents shall have no force and effect unless and until: (a) they are deposited with the Partnership in care of the General Partner; and (b) consents sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient consents are deposited with the Partnership.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 Other Activities of Partners. Nothing herein shall prevent any of the Partners from engaging in or possessing, independently of the Partnership, an interest in any real estate or any other partnerships, ventures, businesses or activities; provided, however, that nothing herein shall diminish or waive the General Partner's overriding fiduciary obligation to the Partnership or to the Limited Partners. No Partner shall, by virtue of his interest in the Partnership, have any interest in the other activities of any other partner or in the income, profits or other benefits derived from such activities.

     12.2 Waiver of Partition. The Partners hereby waive any right of partition as to the Partnership's property and any right to take any other action which otherwise might be available to them for the purpose of severing their relationship in connection with the Partnership's property.

     12.3 Further Assurances. The Partners shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     12.4 Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when: (i) delivered personally; (ii) deposited in the U.S. mail and sent postage prepaid by certified or registered mail, return receipt requested; or (iii) sent by prepaid telegram or mailgram, in each case to the parties at the addresses indicated below or at such other addresses as the respective parties designate by written notice to the Partnership:

          (a) if to the Partnership or the General Partner, at the principal office of the Partnership;

          (b) if to a Limited Partner, at that Limited Partner's address set forth on Schedule "A".

     12.5 Counterparts. This Agreement may be executed in counterparts and all so executed shall constitute one agreement, binding on all the parties hereto notwithstanding that all the parties hereto are not signatories to the same counterpart.

     12.6 Parties Bound. Except as otherwise expressly provided in this Agreement, all provisions of this Agreement shall bind, benefit, and be enforceable by or against, the heirs, executors, administrators, legal representatives, successors and permitted assigns of the parties hereto. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party to this Agreement, including any creditor of the Partnership or any creditor (other than the Partnership) of any Partner.

     12.7 Governing Law; Construction. This Agreement and the rights and obligations of the Partners shall be governed by and construed in accordance with the laws of Delaware applicable to contracts made and to be performed therein, without application of the conflict of laws of such state. Captions in this Agreement have been inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

     12.8 Indulgences. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege with respect to any occurrence nor be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     12.9 Controversies With Internal Revenue Service. In the event of any controversy with the Internal Revenue Service or any other taxing authority involving the Partnership or any Partner or Partners, the outcome of which may adversely affect the Partnership, directly or indirectly, or the amount of allocation of Profits or Losses of the Partnership to one or more Partners, the Partnership may, at its option, incur expenses it deems necessary or advisable in the interest of the Partnership in connection with any such controversy, including, without limitation, attorneys' and accountants: fees.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement intending to be legally bound.

                                          GENERAL PARTNER

                                          F M G Western Region Acquisitions,
                                          Inc.

                                          By:
                                          --------------------------------------

                                          WITHDRAWING LIMITED PARTNER:

                                          F M Initial, Inc.

                                          By:
                                          --------------------------------------

                                          LIMITED PARTNERS:

                                          By:
                                          --------------------------------------

                                  SCHEDULE "A"
                                       TO
                              AMENDED AND RESTATED
                         LIMITED PARTNERSHIP AGREEMENT
                                       OF
                      F M G RITA RANCH LIMITED PARTNERSHIP
                                LIMITED PARTNERS

                                                            NUMBER OF
                                                              UNITS        CAPITAL         DATE
NAME AND ADDRESS                                            PURCHASED    CONTRIBUTION    ADMITTED
----------------                                            ---------    ------------    --------

                                  ATTACHMENT C

                                  RESOLUTIONS

     RESOLVED, that the sale of those certain parcels of land owned by FMG Rita Ranch Limited Partnership (the "Partnership") situated, lying and being located in Pima County, Arizona and more particularly described on "Exhibit A" attached to and pursuant to that certain Agreement of Sale ("Agreement") dated as of August 10, 1999, as amended, by and between the Partnership and Diamond Ventures, Inc., an Arizona corporation is hereby approved and FMG Western Region Acquisitions, Inc. (the "General Partner") is authorized and directed to take all necessary and appropriate actions as general partner of the Partnership to implement the sale pursuant to the Agreement, including without limitation, execution and implementation of such Agreement, all amendments thereto and of the pertinent documents defined therein or necessary to effectuate the intent thereof, including, without limitation, a Special Warranty Deed.

     FURTHER RESOLVED, that upon the consummation of the sale pursuant to the foregoing resolution, the liquidation and dissolution of the Partnership is hereby approved and the General Partner is authorized and directed to take all necessary and appropriate actions as general partner of the Partnership to implement the liquidation and dissolution of the Partnership in accordance with the Amended and Restated Limited Partnership Agreement of the Partnership.

     FURTHER RESOLVED, that the General Partner is authorized to execute and deliver on behalf of the Partnership any and all documents pertinent to the foregoing resolutions and to effect or cause to be effected any and all actions necessary or appropriate to implement the foregoing resolutions.